UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                       [X]

Filed by a Party other than the Registrant    [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

X    Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant under Rule 14a-12

                                ULTRA SERIES FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)   Title of each class of securities to which transaction applies:
      (2)   Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)   Proposed maximum aggregate value of transaction:
      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
      (1)   Amount Previously Paid:
      (2)   Form, Schedule or Registration Statement No.:
      (3)   Filing Party:
      (4)   Date Filed:

                                ULTRA SERIES FUND

May 4, 2009

Dear Beneficial Owner of the Ultra Series Fund:

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable life insurance policy issued by CUNA Mutual Insurance Society ("variable contract"), or another beneficial owner of the Ultra Series Fund.

A joint special meeting of the shareholders of the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Global Securities Fund, International Stock Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund (together, "Funds," and each, a "Fund"), each a series of the Ultra Series Fund, will be held at 5810 Mineral Point Road, Madison, Wisconsin, on June 25, 2009 at 9:00 a.m., Central Time, or any adjournments or postponements ("Meeting").

In connection with the Meeting, you are being asked to provide voting instructions on several proposals. In particular, we are asking you to consider approving a new investment manager, Madison Asset Management, LLC, which will be a joint venture between CUNA Mutual Insurance Society and Madison Investment Advisors, Inc. Since 1974, Madison Investment Advisors, Inc. has served investment management clients with a blend of investment philosophy and process, disciplined thinking and a spirit of independence. The proposed transaction would give the Funds access to the impressive investment expertise Madison Investment Advisors, Inc. has to offer as well as the potential for new distribution avenues that may improve the Funds' economies of scale. In connection with the proposed transaction, Madison Asset Management, LLC has agreed that for two years following the close of the proposed transaction, it would limit most fees and expenses so as not to exceed those incurred by the Funds for the fiscal year ended December 31, 2008. Also, Madison Asset Management, LLC is expected to offer employment to many of the MEMBERS Capital Advisors, Inc. staff currently serving the Funds. We are excited about this opportunity to combine the investment and operations personnel currently serving the Funds with Madison Investment Advisors, Inc.'s additional investment expertise, resources and distribution potential. More information about Madison Investment Advisors, Inc. and Madison Asset Management, LLC is provided in the attached proxy statement. Additional proposals include electing certain members of the Board of Trustees, amending a fundamental investment policy regarding borrowing and approving investment subadvisors.

To save printing costs and operations expenses, we have created a single combined proxy statement that encompasses all of the proposals on which beneficial owners will provide voting instructions. Therefore, some of the proposals may not apply to you. To help identify the specific issues that affect you, please refer to the voting instruction form.

                                                                    USF-PXY-0409

THE FUNDS' BOARD OF TRUSTEES HAS CONCLUDED THAT THESE PROPOSALS ARE IN THE BEST INTEREST OF FUND SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS IN FAVOR OF THE PROPOSALS.

YOUR VOTING INSTRUCTIONS ARE IMPORTANT. Whether or not you plan to attend the Meeting, please complete, sign and return the your voting instruction form as soon as possible so that your voting instructions may be counted. A postage-paid envelope is enclosed for this purpose. You may also provide voting instructions by Internet or telephone by following the instructions on the enclosed voting instruction form. Please provide your voting instructions as soon as possible.

Thank you for your prompt attention and participation.

Sincerely

/s/ David P. Marks

David P. Marks
President
Ultra Series Fund

                                ULTRA SERIES FUND
                     2000 Heritage Way, Waverly, Iowa 50677

To owners of variable life insurance policies and variable annuity contracts (together, "variable contracts") issued by CUNA Mutual Insurance Society ("CMIS") entitled to give voting instructions in connection with certain separate accounts established by CMIS that invest in the series of Ultra Series Fund ("Trust") and other beneficial owners of the Trust.

Notice is hereby given that a joint special meeting ("Meeting") of the shareholders of the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Global Securities Fund, International Stock Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund (together, "Funds," and each, a "Fund"), each a series of the Trust, will be held on June 25, 2009 at 5810 Mineral Point Road, Madison, Wisconsin 53705, at 9:00 a.m., Central Time or any adjournments or postponements of the Meeting

The Meeting will be held to vote on the following proposals:
  1)  Election of certain members of the Board of Trustees;
  2) Approval of an investment management agreement with a new investment advisor;
  3)  Amendment of a fundamental investment policy regarding borrowing;
  4)  Approval of investment subadvisors; and
  5)  Such other matters as may properly come before the Meeting.

CMIS and/or its affiliates, separate accounts and pension plans are the only shareholders of the Funds. CMIS will vote the shares of the Funds attributable to its separate accounts in accordance with the instructions timely received from owners of the variable contracts.

Variable contract owners with amounts allocated to CMIS separate account subaccounts investing in the Funds and other beneficial owners of the Funds as of April 26, 2009 have the right to provide voting instructions. A Proxy Statement is available that describes the proposals, and a Voting Instruction Form is enclosed for you to provide your voting instructions.

YOUR VOTING INSTRUCTIONS ON THESE PROPOSALS ARE IMPORTANT. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can provide voting instructions quickly and easily by completing and mailing the enclosed Voting Instruction Form, or by providing voting instructions by Internet or telephone. Just follow the simple instructions that appear on your enclosed Voting Instruction Form. Please help avoid the expense of a follow-up mailing by providing your voting instructions today.

By Order of the Board of Trustees

Holly S. Baggot
Secretary
May 4, 2009

                    FREQUENTLY ASKED QUESTIONS

Q. WHAT ARE THE PROPOSALS FOR THE UPCOMING SPECIAL SHAREHOLDER MEETING ON JUNE 25, 2009 ("MEETING")?

A. CUNA Mutual Insurance Society has agreed to enter into a joint venture with Madison Investment Advisors, Inc. At the Meeting, you will be asked to approve a number of proposals, some of which are related to the joint venture, including (1) election of certain members of the Board of Trustees;
   (2) approval of an investment management agreement with a new investment advisor; (3) amendment of a fundamental investment policy regarding borrowing; and (4) approval of investment subadvisors ("Proposals").

Q. HAS THE BOARD OF TRUSTEES APPROVED THESE PROPOSALS?

A. The Board of Trustees has approved and recommends a vote in favor of each Proposal.

Q. WHAT HAPPENS IF PROPOSAL 1 IS NOT APPROVED?

A. The joint venture is contingent upon all of Mr. Blake, Ms. Frank, Mr.
   Imhoff and Mr. Wheeler being elected. If one of these nominees is not elected, the joint venture is not expected to go forward. In that case, none of the nominees would serve on the Board of Trustees and the Funds would not enter into an agreement with the proposed new investment advisor discussed in Proposal 2, even if Proposal 2 is approved. If the joint venture does not go forward, the Board of Trustees is likely to consider alternative measures, such as a different investment advisor, Fund reorganizations and/or Fund liquidations.

Q. WHAT HAPPENS IF PROPOSAL 2 IS NOT APPROVED?

A. The joint venture is contingent upon the approval of Proposal 2. If not all Funds approve Proposal 2, the joint venture is not expected to go forward. In that case, even those Funds that have approved Proposal 2 will not enter into an agreement with the proposed new investment advisor. Also, Mr. Blake, Ms. Frank, Mr. Imhoff and Mr. Wheeler would not serve on the Board of Trustees, even if they have been elected. If the joint venture does not go forward, the Board of Trustees is likely to consider alternative measures, such as a different investment advisor, Fund reorganizations and/or Fund liquidations.

Q. WHAT HAPPENS IF PROPOSAL 2 IS APPROVED?

A. If Proposal 2 is approved and the other contingencies to the joint venture are satisfied, Madison Asset Management, LLC will become the new investment advisor for the Funds. Madison Asset Management, LLC shares the investment personnel and other resources of its parent, Madison Investment Advisors, Inc. Therefore, the Funds are not only expected to continue to have access to those personnel currently providing management services who are expected to be employed by Madison Asset Management, LLC after the close of the transaction, but would also be able to take advantage of the additional investment expertise, resources and distribution potential Madison Asset Management, LLC offers through its affiliation with Madison Investment Advisors, Inc. Madison
   Asset Management, LLC is intended to be operated as a joint venture between Madison Investment Advisors, Inc. and CUNA Mutual Insurance Society, in which CUNA Mutual Insurance Society would have an ownership interest as well as certain Fund oversight responsibility. CUNA Mutual Insurance Society would also continue to provide services to the owners of its variable annuity contracts and variable life insurance policies that have allocated contract value to subaccounts investing in the Funds.

Q. WILL MY FUND'S EXPENSES INCREASE?

A. Each Fund's management fee will remain the same. In addition, Madison
   Asset Management, LLC will enter into agreements that will have the effect of capping most fees and expenses of each Fund to no more than the amount of such fees and expenses incurred by the Fund for the fiscal period ended December 31, 2008.

Q. WHAT HAPPENS IF PROPOSAL 3 IS NOT APPROVED?

A. Any Fund that does not approve Proposal 3 will continue to operate under the current fundamental investment limitation regarding borrowing.

Q. WHAT HAPPENS IF PROPOSAL 4 IS NOT APPROVED?

A. Approval of Proposal 4.a would provide the investment advisor the authority to enter into and materially amend investment subadvisory agreements without, in each case, obtaining shareholder approval ("manager of managers authority"). MEMBERS Capital Advisors, Inc., the Funds' current investment advisor, has manager of managers authority with respect to certain, but not all Funds. If Proposal 4.a is not approved, MEMBERS Capital Advisors, Inc. will not have manager of managers authority with respect to the Funds that have not previously approved this authority.

   Madison Asset Management, LLC, the proposed new investment advisor, currently does not have manager of managers authority with respect to any Fund, but has applied to the Securities and Exchange Commission ("SEC") for an exemptive order that would grant it the authority subject to shareholder approval. If Proposal 4.a is not approved or the SEC does not grant the exemptive order, Madison Asset Management, LLC will not have manager of managers authority for any Fund. Without manager of managers authority, the investment advisor would need to seek shareholder approval to retain a new subadvisor, or to materially amend an existing subadvisory agreement.

   If Madison Asset Management, LLC becomes the investment advisor to the Funds, it plans to enter into its own subadvisory agreements with each of the subadvisors that currently manage a Fund (except for the Mid Cap Value and Mid Cap Growth Funds, which Madison Asset Management, LLC intends to manage internally). If Proposal 4.a is approved and the SEC grants the exemptive order, Madison Asset Management, LLC will be able to enter into these agreements without further shareholder approval. Alternatively, Proposals 4.b-4.f would also provide Madison Asset Management, LLC the authority to enter into these agreements. If Madison Asset Management, LLC becomes the new investment advisor, but is not given authority to enter into its own agreements with the Funds' current investment subadvisors (either through the SEC exemptive order and approval of Proposal 4.a or through approval of Proposals 4.b-4.f), the subadvisors currently managing the Funds will no longer be able to do so, and Madison Asset Management, LLC would need to manage these Funds internally.

Q. WHO IS ENTITLED TO PROVIDE VOTING INSTRUCTIONS?

A. Any person who owned a variable annuity contract or variable life insurance policy issued by CUNA Mutual Insurance Society with amounts allocated to subaccounts that invest in the Ultra Series Fund and other beneficial owners of the Ultra Series Fund as of the record date, which was April 26, 2009, have the right to provide voting instructions.

Q. HOW CAN I PROVIDE VOTING INSTRUCTIONS?

A. Please refer to the enclosed voting instruction form for information on providing voting instructions by mail, Internet or telephone. In addition, variable annuity contract and variable life insurance policies owners may provide voting instructions and shareholders may vote in person at the Meeting.

                                ULTRA SERIES FUND
                                2000 Heritage Way
                               Waverly, Iowa 50677

                                   May 4, 2009

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

This Proxy Statement is being furnished on behalf of the Board of Trustees ("Board") of the Ultra Series Fund ("Trust") by CUNA Mutual Insurance Society ("CMIS") to owners of variable annuity contracts and variable life insurance policies (together, "variable contracts") issued by CMIS and having contract values as of April 26, 2009 ("Record Date") allocated to subaccounts of certain separate accounts of CMIS ("Separate Accounts") that are invested in shares of the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Mid Cap Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, Global Securities Fund, International Stock Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and/or Target Retirement 2040 Fund (together, "Funds," and each, a "Fund"), each a series of the Trust, and other beneficial owners of the Funds as of the Record Date. This Proxy Statement and attached materials are being mailed on or about May 4, 2009.

A joint special meeting of shareholders of the Trust ("Meeting") is to be held on June 25, 2009 at 5810 Mineral Point Road, Madison, Wisconsin 53705, at 9:00 a.m., Central Time for the purposes of voting on the matters set forth below and such other matters as may properly come before the Meeting.

-----------------------------------------------------------------------------------------
PROPOSAL                                                      RECORD DATE SHAREHOLDERS
                                                                   ENTITLED TO VOTE
-----------------------------------------------------------------------------------------
1.a   To elect Philip E. Blake to the Board of             All shareholders of the Trust,
      Trustees of the Trust to serve until his             voting together as a group
      successor has been duly elected and
      qualified or until his retirement,
      resignation, death or removal.
-----------------------------------------------------------------------------------------
1.b   To elect Katherine L. Frank to the Board             All shareholders of the Trust,
      of Trustees of the Trust to serve until her          voting together as a group
      successor has been duly elected and
      qualified or until her retirement,
      resignation, death or removal.
-----------------------------------------------------------------------------------------
1.c   To elect James R. Imhoff, Jr. to the                 All shareholders of the Trust,
      Board of Trustees of the Trust to serve              voting together as a group
      until his successor has been duly elected
      and qualified or until his retirement,
      resignation, death or removal.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
PROPOSAL                                                      RECORD DATE SHAREHOLDERS
                                                                   ENTITLED TO VOTE
-----------------------------------------------------------------------------------------
1.d   To elect Lorence D. Wheeler to the                  All shareholders of the Trust,
      Board of Trustees of the Trust to serve             voting together as a group
      until his successor has been duly elected
      and qualified or until his retirement,
      resignation, death or removal.
-----------------------------------------------------------------------------------------
2.    To approve a management agreement by                All shareholders of each Fund,
      and between the Trust, on behalf of each            voting separately by Fund
      of the Funds, and Madison Asset
      Management, LLC.
-----------------------------------------------------------------------------------------
3.    To amend and restate the fundamental                All shareholders of each Fund,
      investment restriction regarding the                voting separately by Fund
      ability of each Fund to borrow.
-----------------------------------------------------------------------------------------
4.a   To approve manager of managers                      All shareholders of each Fund,
      authority.                                          voting separately by Fund
-----------------------------------------------------------------------------------------
4.b   To approve a subadvisory agreement                  All shareholders of the High
      between Madison Asset Management,                   Income Fund, voting together as
      LLC and Shenkman Capital                            a group
      Management, Inc. with respect to the
      High Income Fund.
-----------------------------------------------------------------------------------------
4.c   To approve a subadvisory agreement                  All shareholders of the Small
      between Madison Asset Management,                   Cap Value Fund, voting together
      LLC and Wellington Management                       as a group
      Company LLP with respect to the Small
      Cap Value Fund.
-----------------------------------------------------------------------------------------
4.d   To approve a subadvisory agreement                  All shareholders of the Small
      between Madison Asset Management,                   Cap Growth Fund, voting
      LLC and Paradigm Asset Management,                  together as a group
      LLC with respect to the Small Cap
      Growth Fund.
-----------------------------------------------------------------------------------------
4.e   To approve a subadvisory agreement                  All shareholders of the Global
      between Madison Asset Management,                   Securities Fund, voting together
      LLC and Mondrian Investment Partners                as a group
      Limited with respect to the Global
      Securities Fund.
-----------------------------------------------------------------------------------------
4.f   To approve a subadvisory agreement                  All shareholders of the
      between Madison Asset Management,                   International Stock Fund, voting
      LLC and Lazard Asset Management,                    together as a group
      LLC with respect to the International
      Stock Fund.
-----------------------------------------------------------------------------------------

Copies of the Trust's most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to: CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, Iowa 50677 or by calling 1-800-798-5500.

                                TABLE OF CONTENTS

------------------------------------------------------------------------------
                                                                            Page
SUMMARY....................................................................... 1

  Proposed Transaction........................................................ 1

  The Trust and the Variable Contracts........................................ 2

  Solicitation of Voting Instructions......................................... 3

  Shareholder Information..................................................... 3

  Quorum...................................................................... 5

  Adjournments and/or Postponements........................................... 5

PROPOSAL 1 - ELECTION OF TRUSTEE NOMINEES TO THE BOARD OF TRUSTEES............ 5

  Trustee and Officer Information............................................. 5

  Responsibilities of the Board ............................................. 11

  Committee and Board Meetings............................................... 11

  Shareholder Communications................................................. 12

  Compensation of Trustees and Officers...................................... 12

  Required Vote.............................................................. 13

PROPOSAL 2 - TO APPROVE A MANAGEMENT AGREEMENT BY AND BETWEEN THE TRUST, ON
BEHALF OF EACH OF THE FUNDS, AND MADISON ASSET MANAGEMENT, LLC............... 13

  The Current Management Agreement........................................... 13

  The Proposed Management Agreement ......................................... 16

  Management of Similar Funds................................................ 17

  Board Considerations in Approving the Proposed Management Agreement ....... 18

  Required Vote.............................................................. 21

PROPOSAL 3 - TO AMEND AND RESTATE THE FUNDAMENTAL INVESTMENT RESTRICTION
REGARDING THE ABILITY OF EACH FUND TO BORROW................................. 21

  Required Vote.............................................................. 22

PROPOSAL 4 - TO APPROVE INVESTMENT SUBADVISORS............................... 22

  Introduction............................................................... 22

  Proposal 4.a - To Approve Manager of Managers Authority.................... 22

  Required Vote.............................................................. 24

--------------------------------------------------------------------------------
  Proposals 4.b-4.f - To Approve Subadvisory Agreements Between MAM and
  Certain Subadvisors ....................................................... 24

  Required Vote.............................................................. 37

ADDITIONAL INFORMATION....................................................... 37

  Independent Registered Public Accounting Firm.............................. 37

  Custodian.................................................................. 38

  Principal Underwriter...................................................... 38

  Transfer Agency Services................................................... 38

  Administrator.............................................................. 38

  Sub-administration Services................................................ 38

  Other Business............................................................. 38

  Shareholder Proposals...................................................... 39

  Householding............................................................... 39

  Important Notice Regarding the Availability of Proxy Materials............. 39

APPENDIX A - PROPOSED MANAGEMENT AGREEMENT.................................. A-1

APPENDIX B-1 - PROPOSED SUBADVISORY AGREEMENT............................... B-1

APPENDIX B-2 - PROPOSED SUBADVISORY AGREEMENT (MONDRIAN).................... B-9

                                     SUMMARY

PROPOSED TRANSACTION
CMIS and its indirect wholly owned subsidiary, MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment advisor, and certain of their affiliates, have entered into an agreement with Madison Investment Advisors, Inc. ("Madison"), and certain of its affiliates, under which a subsidiary of Madison, Madison Asset Management, LLC ("MAM"), would acquire certain of CMIS' and MCA's assets in exchange for providing CMIS cash and an interest in MAM ("Proposed Transaction"). See "Proposal 2, Board Considerations in Approving the Proposed Management Agreement-Consideration of the Proposed Transaction" below. In connection with the Proposed Transaction, MAM is expected to offer employment to most of the investment and operations personnel employed by CMIS and/or MCA who currently provide services to the Funds. In that regard, the Funds would not only continue to have access to those personnel, but also have access to the additional investment expertise, resources and potential distribution channels MAM offers through its affiliation with Madison.

Since 1974, Madison has served investment management clients with a blend of investment philosophy and process, disciplined thinking and a spirit of independence. Madison and its subsidiaries managed an aggregate of approximately $7.5 billion of actively managed mutual funds, fixed-income portfolios, risk-sensitive equity accounts and personalized balanced portfolios as of December 31, 2008. Madison is a 100% employee-owned firm, with approximately 75 full-time employees, including 42 investment professionals, housed in offices in Madison, Wisconsin; Scottsdale, Arizona and Chicago, Illinois. Madison and its subsidiaries provide asset management for insurance companies, nationally marketed separately managed account programs ("wrap" accounts), retirement plans, municipalities, high-net-worth individuals and a variety of other institutional investors, including the Madison Mosaic Family of Mutual Funds and two closed-end investment companies traded on the New York Stock Exchange, and specialize in custom- tailored separate account management.

Because Madison is an employee-owned company, certain employees and officers of Madison are also interested parties in the Proposed Transaction. In particular, Frank E. Burgess is the founder, President, Director and majority owner of Madison. In addition, in Proposal 1, the Board has nominated four new persons, Philip E. Blake, Katherine L. Frank, James R. Imhoff, Jr. and Lorence D. Wheeler, to serve as Trustees to the Trust. These Trustee nominees currently serve as trustees for other investment companies advised by a Madison subsidiary. Ms. Frank is also employed by and an officer of Madison and certain of its affiliates.

In connection with the Proposed Transaction, MAM has agreed, for the minimum time periods specified in Section 15(f) of the Investment Company Act of 1940, as amended ("1940 Act"), and to use its best efforts to cause the Board to take (or refrain from taking, as the case may be) such actions as are necessary to ensure that: (i) at least 75% of the Board are not "interested persons" (as that term is defined in the 1940 Act) of the Funds' investment advisor or any interested person; (ii) no "unfair burden" (as that term is defined in Section 15(f)(2)(B) of the 1940 Act) is imposed as a result of the Proposed Transaction; and (iii) each vacancy on the

Board is filled by a person who is not an interested person of the Funds' investment advisor so as to comply with Section 15(f) of the 1940 Act and has been selected and proposed for election by a majority of the Board who are not interested persons.

The Proposed Transaction is contingent upon a number of conditions, which include, but are not limited to, (1) election by the shareholders of the Trust and the Ultra Series Fund of Mr. Blake, Ms. Frank, Mr. Imhoff and Mr. Wheeler to serve on the Board; (2) approval of shareholders of the Trust and the Ultra Series Fund of a new agreement with MAM; and (3) granting by U.S. Securities and Exchange Commission ("SEC") of "no-action" relief and exemptive orders governing two issues. One issue, which relates to the ability of MAM to enter into and materially amend subadvisory agreements without, in each case, obtaining shareholder approval, is described in Proposal 4. With respect to the other issue, MCA, certain Funds and certain series of the Ultra Series Fund currently operate under an exemptive order that allows them to invest in other investment companies and other securities in a manner that would otherwise be prohibited by the 1940 Act, commonly known as a "fund of funds" arrangement. If the related "no-action" relief and exemptive order are granted, MAM, the Funds and Ultra Series Fund would be allowed to continue to operate in a similar manner after the Proposed Transaction is consummated. If all of the conditions of the Proposed Transaction are not satisfied, the Proposed Transaction may not occur. In that case, Mr. Blake, Ms. Frank, Mr. Imhoff and Mr. Wheeler are not expected to serve on the Board, even if Proposal 1 is approved. In addition, MAM would not become the investment advisor to the Trust, even if Proposal 2 is approved.

THE TRUST AND THE VARIABLE CONTRACTS
The Trust is a business trust organized under the laws of the Commonwealth of Massachusetts on September 16, 1983, and is registered with the SEC as an open-end management investment company under the 1940 Act. The Trust is comprised entirely of the 18 Funds.

CMIS and/or its affiliates, Separate Accounts and pension plans are the only shareholders of record of each of the Funds. Each Separate Account is a segregated asset account established by CMIS and, if required, is registered with the SEC under the 1940 Act as a unit investment trust. Amounts paid by a variable contract owner may be allocated to one or more of the subaccounts of each Separate Account that invest in shares of the Funds. Each subaccount invests in shares of an open-end management investment company, including the Funds.

CMIS will vote the shares of the Funds held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the variable contracts. CMIS will also vote shares (a) held in its own name or that of its affiliates and (b) held by a Separate Account for which it does not receive timely voting instructions in the same proportion as those shares for which it does receive timely voting instructions from variable contract owners, sometimes called "echo voting". As a result, a relatively small number of contract owners can determine the outcome of the vote.

The number of shares of each Fund for which a variable contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the

Separate Account attributable to the owner's variable contract on the Record Date. Each share has one vote for each dollar of net asset value as of the Record Date, and fractional votes are counted.

If a Voting Instruction Form is received that does not specify a choice, its timely receipt will be considered as an instruction to vote in favor of all the Proposals. Consistent with the foregoing, voting instructions to abstain with respect to a Proposal, and broker "non-votes" (voting instructions from brokers or other nominees indicating that they have not received instructions from the owner or other persons entitled to give voting instructions) will effectively be votes against the Proposal. In certain circumstances, CMIS has the right to disregard voting instructions from certain variable contract owners, although CMIS does not believe that these circumstances exist with respect to the matters currently before shareholders. Beneficial owners may revoke voting instructions at any time prior to the Meeting by notifying the Funds in writing: CUNA Mutual Insurance Society, ATTN: Legal, 4th Floor, 5910 Mineral Point Road, Madison, Wisconsin 53705.

CMIS does not require that a specific number of variable contract owners submit voting instructions before CMIS will vote the shares of the Funds held by its respective Separate Accounts at the Meeting. Instead, CMIS, in its sole discretion, will vote the shares of the Funds held by its Separate Accounts at the Meeting after consideration of such factors as (1) the percentage of votes represented by voting instructions received by CMIS, and (2) the percentage of variable contracts represented by voting instructions received by CMIS.

SOLICITATION OF VOTING INSTRUCTIONS
Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of CMIS or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will be borne by Madison, CMIS and/or their affiliates, but not by the Funds.

Beneficial owners should provide voting instructions by completing the enclosed Voting Instruction Form and mailing it to the address shown on the Voting Instruction Form.

SHAREHOLDER INFORMATION
As of the close of business on the Record Date, there were issued and outstanding shares and net assets of each Fund as shown below. Each Fund had one class of shares outstanding as of the Record Date.

---------------------------------------------------------------------------------
Fund                                     Shares                     Net Assets
---------------------------------------------------------------------------------
Conservative Allocation              15,606,359.344             $ 132,961,936.64
---------------------------------------------------------------------------------
Moderate Allocation                  34,114,558.620               256,432,655.40
---------------------------------------------------------------------------------
Aggressive Allocation                12,085,393.733                79,706,857.74
---------------------------------------------------------------------------------
Money Market                        123,790,045.490               123,790,045.49
---------------------------------------------------------------------------------
Bond                                 54,906,120.983               549,533,731.91
---------------------------------------------------------------------------------
High Income                          11,748,171.438                96,833,727.43
---------------------------------------------------------------------------------
Diversified Income                   28,192,137.642               391,750,614.73
---------------------------------------------------------------------------------
Large Cap Value                      30,334,443.659               537,367,510.48
---------------------------------------------------------------------------------
Large Cap Growth                     23,767,861.153               371,596,462.31
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Fund                                     Shares                     Net Assets
---------------------------------------------------------------------------------
Mid Cap Value                        16,156,240.101               153,298,548.84
---------------------------------------------------------------------------------
Mid Cap Growth                       54,895,314.558               185,492,585.39
---------------------------------------------------------------------------------
Small Cap Value                         960,492.119                 6,141,762.17
---------------------------------------------------------------------------------
Small Cap Growth                        722,547.523                 3,970,012.81
---------------------------------------------------------------------------------
Global Securities                     4,959,744.271                25,886,041.13
---------------------------------------------------------------------------------
International Stock                   9,279,374.165                66,060,013.14
---------------------------------------------------------------------------------
Target Retirement 2020                1,767,940.087                10,928,514.57
---------------------------------------------------------------------------------
Target Retirement 2030                1,828,013.709                10,762,238.77
---------------------------------------------------------------------------------
Target Retirement 2040                1,638,136.224                 9,056,701.50
---------------------------------------------------------------------------------

As of the Record Date, the following persons beneficially owned more than 5% of the outstanding voting securities of a Fund.

---------------------------------------------------------------------------------
Fund                Shareholder                                      Ownership %
---------------------------------------------------------------------------------
Money Market        Premier America CU SERP II Trust,
                    Chatsworth, CA                                          7.91
---------------------------------------------------------------------------------
Bond                CUNA Mutual Insurance Society Master
                    Trust for Non-Represented Employees,
                    State Street Trustee, Madison, WI+                     15.40
---------------------------------------------------------------------------------
High Income         CUNA Mutual Insurance Society Master
                    Trust for Non-Represented Employees,
                    State Street Trustee, Madison, WI+                     22.50
                    -------------------------------------------------------------
                    CUNA Mutual Insurance Society Master
                    Trust for Represented Employees, State
                    Street Trustee, Madison, WI+                            7.60
---------------------------------------------------------------------------------
Large Cap           CUNA Mutual Insurance Society Master
Growth              Trust for Non-Represented Employees,
                    State Street Trustee, Madison, WI+                      6.00
---------------------------------------------------------------------------------
Small Cap Value     CUNA Mutual Insurance Society,
                    Madison, WI+                                           53.70
---------------------------------------------------------------------------------
Small Cap           CUNA Mutual Insurance Society,
Growth              Madison, WI+                                           69.80
---------------------------------------------------------------------------------
Global              CUNA Mutual Insurance Society,
Securities          Madison, WI+                                           29.50
---------------------------------------------------------------------------------
International       CUNA Mutual Insurance Society Master
Stock               Trust for Non-Represented Employees,
                    State Street Trustee, Madison, WI+                      9.90
---------------------------------------------------------------------------------
Target              CUNA Mutual Insurance Society,
Retirement 2020     Madison, WI+                                            5.90
---------------------------------------------------------------------------------
Target              CUNA Mutual Insurance Society,
Retirement 2020     Madison, WI+                                            5.70
---------------------------------------------------------------------------------
Target              CUNA Mutual Insurance Society,
Retirement 2020     Madison, WI+                                            6.40
---------------------------------------------------------------------------------

+ Address: 5910 Mineral Point Road, Madison, WI 53705

As of the Record Date, no Trustee or Trustee nominee beneficially owned shares in any Fund. As of the Record Date, the officers and Trustees of the Trust together beneficially owned less than 1% of each Fund's shares.

QUORUM
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of each Fund constitutes a quorum for the Meeting for that Fund.

ADJOURNMENTS AND/OR POSTPONEMENTS
It is possible that the Trust may propose one or more adjournments or postponements of the Meeting. Any such adjournment or postponement with respect to each Fund will require an affirmative vote by the holders of a majority of the outstanding shares of that Fund present (in person or by proxy) at the Meeting. The proxies are expected to vote in favor of any proposed adjournment or postponement.

             PROPOSAL 1 - ELECTION OF TRUSTEE NOMINEES TO THE BOARD
                                  OF TRUSTEES.

There are four Trustee nominees: Philip E. Blake, Katherine L. Frank, James R. Imhoff, Jr. and Lorence D. Wheeler. Madison recommended to the Board that these persons be nominated as new Trustees of the Trust, although the current Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees") made their own decision to recommend these individuals to shareholders. None of the current Trustees or Trustee nominees is related to any other Trustee or Trustee nominee. Each Trustee nominee will be elected to serve until his or her successor is elected and qualified or until his or her earlier death, retirement, resignation or removal.

The Board knows of no reason why any of the Trustee nominees will be unable to serve and each of the nominees has indicated a willingness to serve or to continue to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. If the Proposed Transaction occurs, Rolf E. Bjelland, David P. Marks and Linda S. Foltz are not expected to continue to serve on the Board.

TRUSTEE AND OFFICER INFORMATION
Certain biographical and other information relating to the Trustees who will continue to serve and Trustee nominees who are or would be Independent Trustees is set forth below, including their year of birth, principal occupations for at least the last five years, the length of time served and other public directorships/trusteeships.

Each of the Independent Trustees oversees or will oversee all of the 18 Funds that make up the Trust. Each Independent Trustee also oversees or is nominated to oversee the 14 funds of MEMBERS Mutual Funds.

-----------------------------------------------------------------------------------------
                          Position(s)           Principal                  Other
Name, Address and        and Length of     Occupation(s) During        Directorships/
Year of Birth             Time Served        Past Five Years           Trusteeships
-----------------------------------------------------------------------------------------
Philip E. Blake           Trustee          Retired investor.          Madison Mosaic
550 Science Drive         nominee                                     Funds (13),
Madison, WI 53711                          Lee Enterprises, Inc.      Madison Strategic
1944                                       (news and advertising      Sector Premium
                                           publisher), Vice           Fund, and
                                           President-Publishing,      Madison Claymore
                                           1998-2001.                 Covered Call
                                                                      Fund, 2001-
                                           Madison Newspapers,        Present
                                           Inc., President and
                                           Chief Executive            Madison
                                           Officer, 1993-2000.        Newspapers, Inc.,
                                                                      1993-Present

                                                                      Meriter Hospital &
                                                                      Health Services,
                                                                      2000-Present

                                                                      Edgewood
                                                                      College,
                                                                      2003-Present
-----------------------------------------------------------------------------------------
James R. Imhoff, Jr.      Trustee          First Weber Group          Madison Mosaic
550 Science Drive         nominee          (real estate brokers),     Funds (13),
Madison, WI 53711                          Chief Executive            Madison Strategic
1944                                       Officer, 1996-Present      Sector Premium
                                                                      Fund, and
                                                                      Madison Claymore
                                                                      Covered Call
                                                                      Fund, 1996-Present

                                                                      Park Bank,
                                                                      1978-Present
-----------------------------------------------------------------------------------------
Steven P. Riege           Trustee,         The Rgroup                      None
5910 Mineral Point        2005-Present     (management
Rd Madison, WI                             consulting),
53705 1954                                 Owner/President,
                                           2001-Present

                                           Robert W. Baird &
                                           Company (financial
                                           services), Senior Vice
                                           President-Marketing
                                           and Vice President-
                                           Human Resources,
                                           1986-2001
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                          Position(s)           Principal                  Other
Name, Address and        and Length of     Occupation(s) During        Directorships/
Year of Birth             Time Served        Past Five Years           Trusteeships
-----------------------------------------------------------------------------------------
Richard E. Struthers      Chair, Audit     Clearwater Capital         Park Nicollet
5910 Mineral Point        Committee,       Management, Chair          Health Services,
Rd Madison, WI            2006-Present     and Chief Executive        2001-Present
53705 1952                                 Officer, 1998-Present

                          Trustee,         Park Nicollet Health       Micro Component
                          2004-Present     Services, Chair, 2001-     Technology, Inc.,
                                           Present                    2008-2009

                                           IAI Mutual Funds,
                                           President and Director,
                                           1992-1997
-----------------------------------------------------------------------------------------
Lorence D. Wheeler        Trustee          Retired investor.          Madison Mosaic
550 Science Drive         nominee                                     Funds (13),
Madison, WI 53711                          Credit Union Benefits      Madison Strategic
1938                                       Services, Inc. (a          Sector Premium
                                           provider of retirement     Fund, and
                                           plans and related          Madison Claymore
                                           services for credit        Covered Call
                                           union employees            Fund, 1996-Present
                                           nationwide), President,
                                           1997-2001

                                                                      Grand Mountain
                                                                      Bank FSB and
                                                                      Grand Mountain
                                                                      Bancshares, Inc.
                                                                      2003-Present
-----------------------------------------------------------------------------------------

Certain biographical and other information relating to the Trustee nominee who would not be considered Independent Trustees and officers and officer appointees of the Trust is set forth below, including their year of birth, principal occupations for at least the last five years and the length of time served. Officers of the Trust are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. Each of the Trustee nominees, officers and officer appointees also holds or is nominated or expected to hold the same position with the MEMBERS Mutual Funds, which has 14 series.

-----------------------------------------------------------------------------------------
                          Position(s)           Principal                  Other
Name, Address and        and Length of     Occupation(s) During        Directorships/
Year of Birth             Time Served        Past Five Years           Trusteeships
-----------------------------------------------------------------------------------------
Katherine L. Frank        Trustee          Madison, Managing            Madison
550 Science Drive         nominee          Director and Vice            Mosaic
Madison, WI 53711         and              President, 1986-Present      Income Trust;
1960                      President        MAM, Director,               Madison
                          appointee(1)     2004-Present                 Mosaic Tax-
                                                                        Free Trust;
                                           Madison Mosaic, LLC          Madison
                                           (an investment advisor),     Mosaic
                                           President, 1996-Present      Government
                                                                        Money
                                           Madison Mosaic Funds         Market Trust;
                                           (13) and Madison             and Madison
                                           Strategic Sector             Strategic
                                           Premium Fund,                Sector
                                           President, 1996-Present      Premium
                                                                        Fund,
                                           Madison/Claymore             1996-Present
                                           Covered Call and Equity
                                           Strategy Fund, Vice
                                           President, 2005-Present
-----------------------------------------------------------------------------------------
Frank E. Burgess          Vice             Madison, Founder,            Madison/
550 Science Drive         President        President and                Claymore
Madison, WI 53711         appointee(2)     Director,                    Covered
1942                                       1973-Present                 Call and
                                                                        Equity
                                           MAM, Director,               Strategy
                                           2004-Present                 Fund, 2004-
                                                                        Present

                                           Madison Mosaic               Capitol
                                           Funds (13) and               Bank, 1999
                                           Madison Strategic            -Present
                                           Sector Premium Fund,
                                           Vice President and           American
                                           Trustee, 1996-               Riviera
                                           Present                      Bank, 2005
                                                                        -Present
-----------------------------------------------------------------------------------------

(1) Ms. Frank would be considered an "interested person" of the Trust as defined in the 1940 Act because of her position with and ownership interest in Madison. If the Proposed Transaction occurs, Ms. Frank is expected to replace Mr. Marks as President and principal executive officer of the Trust.

(2) If the Proposed Transaction occurs, Scott R. Powell is not expected to continue as Vice President of the Trust. Mr. Burgess is expected to be appointed as Vice President of the Trust.

-----------------------------------------------------------------------------------------
                          Position(s)           Principal                  Other
Name, Address and        and Length of     Occupation(s) During        Directorships/
Year of Birth             Time Served        Past Five Years           Trusteeships
-----------------------------------------------------------------------------------------
Paul Lefurgey, CFA        Vice             Madison, Managing               N/A
550 Science Drive         President        Director, Head of
Madison, WI 53711         appointee(3)     Fixed Income and
1964                                       Senior Portfolio
                                           Manager, 2005-
                                           Present

                                           MCA, Vice President,
                                           2003-2005

                                           Duff & Phelps
                                           Investment
                                           Management,
                                           Executive Vice
                                           President, 1990-2003
-----------------------------------------------------------------------------------------
Jay R. Sekelsky           Vice             Madison, Managing               N/A
550 Science Drive         President        Director, 1990-
Madison, WI 53711         appointee(3)     Present
1959
                                           Madison Mosaic,
                                           LLC, Vice President,
                                           1996-Present

                                           Madison Mosaic
                                           Funds (13), Madison
                                           Strategic Sector
                                           Premium Fund and
                                           Madison/Claymore
                                           Covered Call and
                                           Equity Strategy Fund,
                                           Vice President, 1996-
                                           Present
-----------------------------------------------------------------------------------------

(3) If the Proposed Transaction occurs, Mr. Lefurgey and Mr. Sekelsky are expected to be appointed as Vice Presidents of the Trust.

-----------------------------------------------------------------------------------------
                          Position(s)           Principal                  Other
Name, Address and        and Length of     Occupation(s) During        Directorships/
Year of Birth             Time Served        Past Five Years           Trusteeships
-----------------------------------------------------------------------------------------
Holly S. Baggot           Secretary,       MCA, Director,                  N/A
5910 Mineral Point Rd     1999-            Mutual Funds 2008-
Madison, WI 53705         Present          Present; Director,
1960                                       Mutual Fund
                          Treasurer        Operations, 2006-
                          and              2008; Operations
                          Principal        Officer-Mutual
                          Financial        Funds, 2005-2006;
                          Officer          Senior Manager-
                          (PFO), 2008-     Product & Fund
                          Present          Operations, 2001-
                                           2005
                          Assistant
                          Treasurer,
                          1999-2007
-----------------------------------------------------------------------------------------
Cheryl R. Gilge           Assistant        MCA, Operations                 N/A
5910 Mineral Point Rd     Treasurer,       Associate,
Madison, WI 53705         2008-            Administration, 2007-
1975                      Present          Present; Fund
                                           Administration Analyst,
                                           2005-2007; Investment
                                           Support Manager, 1999-
                                           2005
-----------------------------------------------------------------------------------------
Greg Hoppe                Assistant        Madison Strategic               N/A
550 Science Drive         Treasurer        Sector Premium Fund,
Madison, WI 53711         appointee(4)     Chief Financial Officer
1969                                       & Treasurer, 2005-
                                           Present

                                           Madison Mosaic, LLC,
                                           Vice President, 1999-
                                           Present

                                           Madison Mosaic Funds (13),
                                           Chief Financial Officer,
                                           1999-Present
-----------------------------------------------------------------------------------------

(4) If the Proposed Transaction occurs, Mr. Hoppe is expected to replace Dan Owens as Assistant Treasurer of the Trust.

-----------------------------------------------------------------------------------------
                          Position(s)           Principal                  Other
Name, Address and        and Length of     Occupation(s) During        Directorships/
Year of Birth             Time Served        Past Five Years           Trusteeships
-----------------------------------------------------------------------------------------
W. Richard Mason          Chief            Madison, MAM,                   N/A
8777 N. Gainey Center     Compliance       Madison Scottsdale, LC
Drive, #220               Officer and      and Madison Mosaic,
Scottsdale, AZ 85258      Chief Legal      LLC, General Counsel
1960                      Officer          and Chief Compliance
                          appointee(2)     Officer, 1996-Present

                                           Mosaic Funds
                                           Distributor, LLC,
                                           Principal,
                                           1998-Present

                                           Concord Asset
                                           Management, LLC,
                                           General Counsel,
                                           2004-Present

                                           Madison Mosaic Funds
                                           (13) and Madison
                                           Strategic Sector
                                           Premium Fund,
                                           Secretary, General
                                           Counsel, Chief
                                           Compliance Officer,
                                           1992-Present
-----------------------------------------------------------------------------------------

(5) If the Proposed Transaction occurs, Mr. Mason is expected to replace Timothy S. Halevan as Chief Compliance Officer and be appointed as the Chief Legal Officer of the Trust.

RESPONSIBILITIES OF THE BOARD
The business and affairs of the Trust are managed under the direction of the Board. The officers of the Trust are responsible for the day-to-day operations of the Trust and report to the Board. MCA and its affiliates, under agreements with the Trust, supervise and assist in the management of the Funds and the purchase and sale of securities. If the Proposed Transaction occurs, MAM would take over these responsibilities from MCA.

COMMITTEE AND BOARD MEETINGS
The Board held four meetings in the Funds' last fiscal year.

The Board has a standing Audit Committee, which consists entirely of Independent Trustees. The Audit Committee of the Board held five meetings during the Funds' last fiscal year. The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee charter, has as its purposes to meet with the Funds' independent registered public accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of the audit; consider the independent registered public accountants' comments and suggestions with respect to the Funds' financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the Funds.

The Audit Committee also reviews any memoranda prepared by the independent registered public accountants setting forth any recommended procedural changes; considers the effect upon the Funds of any changes in accounting principles or practices proposed by management or the independent registered public accountants; reviews audit and non-audit services provided to the Funds by the independent registered public accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the independent registered public accountants; and reports to the Board from time to time and makes such recommendations as the committee deems necessary or appropriate.

All members of the Board wish to participate in the nomination of new members (if any) and, therefore, the Board does not have a formal nominating committee. However, only the Independent Trustees determine the nomination of a new Independent Trustee.

SHAREHOLDER COMMUNICATIONS
Shareholders may send written communications to the Board of Trustees or to an individual Trustee by mailing such correspondence to the Trustee or Trustees at 5910 Mineral Point Road, Madison, WI 53705. Properly submitted shareholder communications will, as appropriate, be forwarded to the entire Board or to the individual Trustee.

COMPENSATION OF TRUSTEES AND OFFICERS
Except for Mr. Halevan, the officers and Trustees of the Trust who are employees of MCA or its affiliates do not receive any compensation from the Trust. Independent Trustees receive from the Trust an annual retainer, which compensates them for each regular Board and Audit Committee meeting attended, with additional remuneration paid to the Chair of the Board and the Chair of the Audit Committee. Independent Trustees also receive a per meeting fee for each special meeting, if any, attended.

The following table sets forth compensation for the fiscal year ended December 31, 2008 paid by the Trust to Mr. Riege and Mr. Struthers:

--------------------------------------------------------------------------------
                           Aggregate Compensation      Total Compensation from
Trustee Name                     from Trust            Trust and Fund Complex(1)
--------------------------------------------------------------------------------
Steven P. Riege                   $27,500                       $55,000
--------------------------------------------------------------------------------
Richard E. Struthers              $30,000                       $60,000
--------------------------------------------------------------------------------

(1) Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios.

Share Ownership. Except as noted, none of the Trustees or Trustee nominees own directly or indirectly any shares of the Trust, or of CMIS, MCA, CUNA Brokerage Services, Inc., MAM or any of their affiliates. Ms. Frank has a less than 5% ownership interest in Madison.

REQUIRED VOTE
The election of a Trustee requires an affirmative vote of a majority of votes that are represented in person or by proxy at the Meeting.

The persons named as proxies in the accompanying voting instruction form intend, in the absence of contrary instructions, to vote all proxies "FOR" each Trustee nominee. Beneficial owners may instruct a vote "FOR" or "AGAINST" each Trustee nominee, or may "ABSTAIN" from voting on this Proposal. If you return your signed voting instruction form and give no voting instructions, the proxies will vote "FOR" each Trustee nominee. Abstentions are counted as shares that are present for purposes of determining a quorum, but unvoted. Therefore, abstentions have the effect of a vote against the Proposal.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE ELECTION OF THE TRUSTEE
NOMINEES.

              PROPOSAL 2 - TO APPROVE A MANAGEMENT AGREEMENT BY AND
             BETWEEN THE TRUST, ON BEHALF OF EACH OF THE FUNDS, AND
                         MADISON ASSET MANAGEMENT, LLC.

Each Fund is currently managed by MCA pursuant to an investment management agreement. MCA currently manages the assets of certain Funds using a "manager of managers" approach under which MCA may manage some or all of the Funds' assets and may allocate some or all of the Funds' assets among one or more specialist subadvisors. MCA has retained a subadvisor to provide day-to-day portfolio management for all or a portion of the assets of the High Income, Mid Cap Growth, Mid Cap Value, Small Cap Growth, Small Cap Value, International Stock and Global Securities Funds. Under the proposed management agreement ("Proposed Management Agreement"), MAM will provide all of the services currently provided by MCA. In addition, while MAM is expected to evaluate going forward whether each Fund has the appropriate portfolio managers and subadvisors, most portfolio managers and subadvisors who currently manage the Funds are expected to continue to do so at the close of the Proposed Transaction. Edward J. Meier, with respect to the Money Market Fund, Scott R. Powell, with respect to the Aggressive Allocation, Moderate Allocation, Conservative Allocation, Target Retirement 2020, Target Retirement 2030 and Target Retirement 2040 Funds, and Wellington Management Company, LLP, with respect to the Mid Cap Growth and Mid Cap Value Funds, are not expected to continue to manage those Funds. Rather, those Funds would be managed by other Madison investment personnel. Also, all of the Funds will have access to the additional Madison investment personnel and resources.

THE CURRENT MANAGEMENT AGREEMENT
The current investment management agreement with MCA was last approved by the Board, including a majority of Independent Trustees on December 5, 2008. It was last approved by the shareholders on January 16, 1997 for the Money Market, Bond, Diversified Income, Large Cap Value, and Large Cap Growth Funds; and on December 28, 2007 for the Small Cap Growth and Small Cap Value Funds. It was last approved by the initial shareholder on October 1, 2007 for the Target Retirement 2020, Target Retirement 2030 and Target Retirement 2040 Funds; June

30, 2006 for the Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds; October 30, 2000 for the Mid Cap Growth, High Income, International Stock and Global Securities Funds; and May 3, 1999 for the Mid Cap Value Fund.

MCA is wholly owned by CUNA Mutual Investment Corporation, which is wholly owned by CMIS, all of which are principally located at 5910 Mineral Point Road, Madison, Wisconsin 53705. The following are MCA's principal executive officers and directors, each of whose principal address is 5910 Mineral Point Road, Madison, Wisconsin 53705, except for Mr. Halevan, whose principal address is 2000 Heritage Way, Waverly, Iowa 50677.

--------------------------------------------------------------------------
Name                         Title
--------------------------------------------------------------------------
David P. Marks               Director and President
--------------------------------------------------------------------------
Kurt Y. Lin                  Vice President
--------------------------------------------------------------------------
Thomas J. Merfeld            Vice President
--------------------------------------------------------------------------
James H. Metz                Vice President
--------------------------------------------------------------------------
John W. Petchler             Vice President
--------------------------------------------------------------------------
Scott R. Powell              Vice President
--------------------------------------------------------------------------
Mary E. Hoffmann             Secretary and Treasurer
--------------------------------------------------------------------------
Timothy S. Halevan           Vice President and Chief Compliance Officer
--------------------------------------------------------------------------
Tracy K. Lien                Assistant Secretary
--------------------------------------------------------------------------

Each of these persons may also hold other titles and/or positions with affiliates of MCA.

The existing investment management agreement requires MCA to provide, or arrange to provide at MCA's expense, the services reasonably necessary for the operation of each Fund, including investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services. It allows MCA to contract with qualified service providers to perform any of the services under the investment management agreement and is required to coordinate the activities of such service providers. For its services under the investment management agreement, each Fund pays MCA compensation in the form of an investment management fee, which is paid monthly and is calculated as a percentage of the average daily net assets of the Fund at the annual rates shown below:

------------------------------------------------------
Fund                                  Management Fee
------------------------------------------------------
Conservative Allocation                    0.30%
------------------------------------------------------
Moderate Allocation                        0.30%
------------------------------------------------------
Aggressive Allocation                      0.30%
------------------------------------------------------
Money Market                               0.45%
------------------------------------------------------
Bond                                       0.55%
------------------------------------------------------
High Income                                0.75%
------------------------------------------------------
Diversified Income                         0.70%
------------------------------------------------------
Large Cap Value                            0.60%
------------------------------------------------------
Large Cap Growth                           0.80%
------------------------------------------------------
Mid Cap Value                              1.00%
------------------------------------------------------
Mid Cap Growth                             0.85%
------------------------------------------------------

------------------------------------------------------
Fund                                  Management Fee
------------------------------------------------------
Small Cap Value                            1.10%
------------------------------------------------------
Small Cap Growth                           1.10%
------------------------------------------------------
Global Securities                          0.95%
------------------------------------------------------
International Stock                        1.20%
------------------------------------------------------
Target Retirement 2020                     0.40%
------------------------------------------------------
Target Retirement 2030                     0.40%
------------------------------------------------------
Target Retirement 2040                     0.40%
------------------------------------------------------

The management fee paid by each Fund is a "unitary fee" and is intended to compensate MCA for both investment advisory services and certain ordinary operating expenses necessary to operate the Funds. The investment management agreement excludes the following expenses from the set of ordinary operating expenses for which MCA would be compensated: fees paid to Independent Trustees; fees paid to the Funds' independent registered public accountants; interest on borrowing by a Fund; certain taxes; and extraordinary expenses (as approved by a majority of the Independent Trustees). These expenses are paid directly by the Funds. The Funds also pay their own securities transaction commission expenses and any distribution expenses approved pursuant to Rule 12b-1 under the 1940 Act.

The investment management agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees; (2) that it may be terminated by a Fund or by MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and (3) that it will terminate automatically in the event of its assignment.

The investment management agreement also contains provisions that: (1) limit MCA's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the investment management agreement; (2) allow MCA to effect transactions between a Fund and MCA's other clients in an manner deemed equitable to all; and (3) allow MCA to aggregate orders to purchase or sell securities for a Fund and other MCA clients in order to obtain favorable execution and lower brokerage commissions or prices.

For the fiscal year ended December 31, 2008, each Fund paid the following amounts to MCA.

------------------------------------------------------
Fund                                     Amount
------------------------------------------------------
Conservative Allocation                $  307,462
------------------------------------------------------
Moderate Allocation                       763,339
------------------------------------------------------
Aggressive Allocation                     235,825
------------------------------------------------------
Money Market                              542,205
------------------------------------------------------
Bond                                    3,391,576
------------------------------------------------------
High Income                               869,758
------------------------------------------------------

------------------------------------------------------
Fund                                     Amount
------------------------------------------------------
Diversified Income                      3,764,258
------------------------------------------------------
Large Cap Value                         5,477,468
------------------------------------------------------
Large Cap Growth                        4,325,277
------------------------------------------------------
Mid Cap Value                           2,501,687
------------------------------------------------------
Mid Cap Growth                          2,418,039
------------------------------------------------------
Small Cap Value                            68,417
------------------------------------------------------
Small Cap Growth                           61,742
------------------------------------------------------
Global Securities                         402,667
------------------------------------------------------
International Stock                     1,501,217
------------------------------------------------------
Target Retirement 2020                     25,106
------------------------------------------------------
Target Retirement 2030                     23,258
------------------------------------------------------
Target Retirement 2040                     17,328
------------------------------------------------------

The Funds did not make any payments to any affiliate of MCA during the fiscal year ended December 31, 2008.

THE PROPOSED MANAGEMENT AGREEMENT
The Proposed Management Agreement was approved by the Board, including a majority of the Independent Trustees, on April 15, 2009. The Proposed Management Agreement, a form of which is attached as Appendix A to this Proxy Statement, is substantially the same as the current investment management agreement with MCA, except for the named investment advisor. The management fee under the Proposed Management Agreement will be the same as the rates shown in the table above.

In addition, MAM will enter into a Limited Services Agreement with the Trust. Under these two agreements, MAM, in exchange for the fee specified in the agreements, will be responsible for all of the expenses of operating the Funds, except for securities transaction commissions and expenses, certain taxes, interest, share distribution expenses, and extraordinary and non-recurring expenses. The effect of the two agreements would be, for two years following the closing of the Proposed Transaction, to cap most fees and expenses of the Funds to no more than the amount of such expenses incurred by the Funds for the fiscal year ended December 31, 2008.

MAM is wholly owned by Madison. If the Proposed Transaction occurs, CMIS will hold a non-voting ownership interest in MAM and will have limited governance oversight with respect to certain matters involving the Funds. See "Board Considerations in Approving the Proposed Management Agreement-Consideration of the Proposed Transaction" below. MAM and Madison are principally located at 550 Science Drive, Madison, Wisconsin 53711.

The following are MAM's principal executive officers and directors.

-----------------------------------------------------
Name                       Title
-----------------------------------------------------
Frank E. Burgess           Director
-----------------------------------------------------
Katherine L. Frank         Director
-----------------------------------------------------
Elizabeth A. Dettman       Director
-----------------------------------------------------
W. Richard Mason           Chief Compliance Officer
-----------------------------------------------------

Each of these persons may also hold other titles and/or positions with affiliates of MAM. Mr. Burgess is also the majority owner of Madison.

For the fiscal year ended December 31, 2008, no Fund paid any amounts to MAM or its affiliates.

MANAGEMENT OF SIMILAR FUNDS
Madison and its affiliates manage series of the Madison Mosaic Funds, which have investment objectives and/or strategies that are similar to the Funds. In addition, if the Proposed Transaction occurs, MAM is expected to also manage the MEMBERS Mutual Funds, which include series that have investment objectives and/or strategies that are similar to the Funds. The management fee paid or proposed to be paid by these funds is described below.

--------------------------------------------------------------------------------
                                                               Net Assets as of
                                                                March 31, 2009
Fund                                     Management Fee         (in thousands)
--------------------------------------------------------------------------------
Mosaic Balanced                               0.75%                    $ 9,335
--------------------------------------------------------------------------------
Mosaic Core Bond                              0.40%                      8,831
--------------------------------------------------------------------------------
Mosaic Disciplined Equity                     0.75%                      2,949
--------------------------------------------------------------------------------
Mosaic Government                             0.40%                      4,249
--------------------------------------------------------------------------------
Mosaic Government Money Market                0.50%                     30,181
--------------------------------------------------------------------------------
Mosaic Institutional Bond                     0.30%                      3,408
--------------------------------------------------------------------------------
Mosaic Investors                              0.75%                     24,814
--------------------------------------------------------------------------------
Mosaic Mid-Cap                                0.75%                     91,609
--------------------------------------------------------------------------------
Mosaic Small/Mid Cap                          0.75%                        702
--------------------------------------------------------------------------------
MEMBERS Conservative Allocation               0.20%                     26,454
--------------------------------------------------------------------------------
MEMBERS Moderate Allocation                   0.20%                     64,836
--------------------------------------------------------------------------------
MEMBERS Aggressive Allocation                 0.20%                     20,181
--------------------------------------------------------------------------------
MEMBERS Cash Reserves                         0.40%                     23,834
--------------------------------------------------------------------------------
MEMBERS Bond                                  0.50%                    177,461
--------------------------------------------------------------------------------
MEMBERS High Income                           0.55%                     81,556
--------------------------------------------------------------------------------
MEMBERS Diversified Income                    0.65%                     82,296
--------------------------------------------------------------------------------
MEMBERS Large Cap Value                       0.55%                    106,881
--------------------------------------------------------------------------------
MEMBERS Large Cap Growth                      0.75%                    118,020
--------------------------------------------------------------------------------
MEMBERS Mid Cap Value                         0.95%                     25,567
--------------------------------------------------------------------------------
MEMBERS Mid Cap Growth                        0.75%                     30,869
--------------------------------------------------------------------------------
MEMBERS Small Cap Value                       1.00%                     14,254
--------------------------------------------------------------------------------
MEMBERS Small Cap Growth                      1.00%                     11,485
--------------------------------------------------------------------------------
MEMBERS International Stock                   1.05%                    102,033
--------------------------------------------------------------------------------

If the Proposed Transaction occurs, MAM is expected to enter into agreements with MEMBERS Mutual Funds that will, for two years following the closing of the Proposed Transaction, effectively cap most fees and expenses (as a percentage of assets) to no more than the amount incurred for the fiscal year ended October 31, 2008.

BOARD CONSIDERATIONS IN APPROVING THE PROPOSED MANAGEMENT AGREEMENT
The Board approved the Proposed Management Agreement at an in-person meeting held on April 15, 2009. Prior to that meeting, the Board met several times, including with personnel of MCA and Madison, to discuss the Proposed Transaction. The Board requested and received information from MCA and Madison regarding the Proposed Transaction and Madison. In taking these steps, the Independent Trustees were assisted by, and consulted privately with, independent counsel to the Independent Trustees. In approving the Proposed Management Agreement, the Board considered a number of factors, including those discussed below.

Nature, Extent and Quality of Services to be Provided by MAM. The Board received and considered a variety of information pertaining to the nature, extent and quality of the services to be provided by MAM. The Board noted that, except with respect to Mr. Meier and Mr. Powell, the portfolio managers and, except with respect to the Mid Cap Value and Mid Cap Growth Funds, the subadvisors currently managing the Funds' portfolios were expected to continue to do so. MAM provided information on the professional qualifications and experience of its portfolio management teams; organization, resources and research capabilities; compliance, regulatory and litigation experience, portfolio transaction execution and soft dollar policies and practices, and policies and procedures for allocating transactions among accounts. After reviewing this information and discussing it with representatives of MAM, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by MAM.

Investment Performance. The Board received information regarding the composite performance of MAM. It also noted that most of the Funds were expected to continue to be managed by the same portfolio managers and/or subadvisors, and have access to Madison's additional investment personnel and resources. Based on the foregoing reviews, the Board concluded that the investment experience of MAM and the proposed Fund management teams was sufficient.

Cost of Services Provided and Profitability. The Board noted that the proposed management fees were those that had previously been approved by the Board at its December 5, 2008 meeting. In addition, MAM had agreed to enter into a Limited Services Agreement that, when taken with the Proposed Management Agreement, would have the effect, for two years following the closing of the Proposed Transaction, of capping most fees and expenses of the Funds to no more than the amount incurred by the Funds for the fiscal year ended December 31, 2008. In this regard, the Board determined that no undue burden would be imposed on shareholders as a result of the appointment of MAM as investment adviser.

The Board considered that Madison and its affiliates manage certain other mutual funds with similar investment objectives or principal investment strategies as the Funds for a lower management fee. However, the Board also recognized that the Funds' unique "unitary fee" encompassed both management and administrative fees. As such, the Board considered the overall fund expense ratio of the Funds compared with that of the other mutual funds managed by Madison or MAM. The Board also noted that the investment advisor, not the Funds, pays the subadvisors' fees.

The Board noted that to the extent a Fund invests in other mutual funds also managed by the investment advisor, the investment advisor receives investment advisory fees from both the Fund and the underlying mutual fund. The Board was satisfied in this regard that the investment advisor provides separate services to each of the Fund and the underlying mutual fund in exchange for the fees received from it.

Finally, the Board recognized that the unprecedented recent declines in worldwide stock markets had a corresponding effect on total Fund assets. As a result, the amount of compensation and fees paid by the Funds for their management under the Proposed Management Agreement was expected to be considerably lower than they had been in the recent periods.

Based on all this information, the Board concluded that the proposed management fees and total expenses borne by the Funds are reasonable in relation to the services provided, and that the investment advisor's level of profitability from its investment advisory agreement with the Funds is well within reason.

Economies of Scale. The Board had previously been provided with information concerning how large a Fund must be before an investment advisor begins to realize economies of scale; that under the unitary fee agreement, economies of scale can change from year to year as the amounts charged by third-party service providers and borne by the investment advisor change; and that the larger Funds' total expense ratios generally rank well in their Morningstar peer groups. The Board, taking these factors into account, determined not to pursue breakpoints for the Funds at this time.

Other Benefits to MAM from a Relationship with the Funds. The Board also considered the nature and extent of other benefits that may flow to MAM from its relationship with the Funds. As discussed above, the Board noted that MAM would receive two levels of fees from the Funds that invest in other Funds. However, the Board was satisfied that MAM would provide separate services for the two layers of fees paid in such instances.

The Board also considered that MAM may subcontract its non-advisory services to third parties for lower fees than those paid to MAM by the Funds for those services. In that regard, MAM may increase its overall profitability in connection with the services it provides to the Funds.

The Board also noted that MAM expected to execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which it would receive research services from or through the executing brokers. In connection with each regular Board meeting, the Board intends to review the quality of execution of the portfolio transactions executed by MAM on behalf of the Funds. Finally, the Board noted MAM intends to seek to achieve "best execution" in executing all of the Funds' portfolio transactions, and that it represents its soft dollar practices comply with applicable law. Based on these reviews, the Board was satisfied with the expected quality of execution of the Funds' portfolio transactions, and it did not believe the soft dollar benefits to be received by MAM would be excessive, although the Board intends to monitor this.

Based on the foregoing information, the Board concluded that while additional benefits may flow to MAM from its relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services to be provided to, and fees to be received from, the Funds by MAM.

Consideration of the Proposed Transaction. The Board also considered the terms of the Proposed Transaction between Madison and MAM, on one hand, and CMIS and MCA, on the other. Under these terms, CMIS will receive cash payments over a period of six years and, in addition, will receive a percentage of ongoing revenues of MAM net of subadvisory and certain other fees. In addition, the Funds will continue to be available to subaccounts supporting CMIS' variable annuity contracts and variable life insurance policies, and CMIS will have certain governance rights over MAM with respect to limited Fund matters. Madison recommended Mr. Blake, Ms. Frank, Mr. Imhoff and Mr. Wheeler as new Trustees of the Trust, although the Independent Trustees made their own decision to nominate these individuals to shareholders.

Also, the Board considered the ability of Madison to make the required cash payments and the potential impact of these cash-payment requirements on the financial flexibility of Madison and MAM. The Board also considered the incentive CMIS and MCA had to recommend MAM as the Funds' new investment advisor, in light of the payments CMIS will receive if MAM is approved. In addition, the Board considered representations by CMIS and MCA to the effect that they intend to focus their efforts on core strategic businesses, leading them to seek alternative strategies for the management of the Funds. The Board considered information provided by CMIS and MCA concerning the alternative strategies and the impact they might have on Fund shareholders. The Board concluded that, although CMIS and MCA had an incentive to recommend MAM as the Funds' new investment advisor, the proposed arrangements between MAM and the Funds nevertheless should be advantageous to Fund shareholders, and are reasonable in light of CMIS' and MCA's representations.

Other Considerations. The Board also considered CMIS' agreement to purchase, at its own expense, so-called "tail" coverage for the Trustees under the Trust's current directors liability insurance policy. In addition, MAM acknowledged that the expense of a new liability insurance policy covering only the Independent Trustees would be included in the expenses it will pay under the proposed "unitary fee". Further, CMIS has agreed to indemnify the current Independent Trustees to the extent their right of indemnification from the Trusts becomes practically unavailable or is denied in connection with the Proposed Transaction, subject to the terms of an indemnification agreement.

Board Conclusion. After taking the foregoing information and the other information provided by MAM into account, the Board (including a majority of Independent Trustees), acting in the exercise of its business judgment, unanimously approved the Proposed Management Agreement.

REQUIRED VOTE
For each Fund, the approval of the Proposed Management Agreement requires the affirmative vote of the lesser of (1) at least 67% of Fund shares present at the meeting if more than 50% of the outstanding shares of the Fund as of the Record Date are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

The persons named as proxies in the accompanying voting instruction form intend, in the absence of contrary instructions, to vote all proxies "FOR" the Proposed Management Agreement. Beneficial owners may instruct a vote "FOR" or "AGAINST" the Proposed Management Agreement, or may "ABSTAIN" from voting on this Proposal. If you return your signed voting instruction form and give no voting instructions, the proxies will vote "FOR" the Proposed Management Agreement. Abstentions are counted as shares that are present for purposes of determining a quorum, but unvoted. Therefore, abstentions have the effect of a vote against the Proposal.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSED MANAGEMENT AGREEMENT.

                PROPOSAL 3 - TO AMEND AND RESTATE THE FUNDAMENTAL
              INVESTMENT RESTRICTION REGARDING THE ABILITY OF EACH
                                 FUND TO BORROW.

Currently, each Fund is subject a fundamental investment limitation that states the Fund may not:

  Borrow money in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes. This borrowing provision is not for investment leverage, but solely to facilitate management of a fund by enabling the fund to meet redemption requests where the liquidation of an investment is deemed to be inconvenient or disadvantageous. Except for the High Income, Mid Cap Value, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities and International Stock Funds, a Fund will not make additional investments while it has borrowings outstanding.

This fundamental investment limitation is more restrictive than that required by applicable law. You are being asked to approve a new fundamental investment limitation that would provide each Fund the flexibility to borrow to the fullest extent allowed by applicable law. If approved, each Fund would be subject to a fundamental investment limitation that indicates the Fund may not:

  Borrow money, except that it may (a) borrow from any lender for temporary purposes in amounts not in excess of 5% of its total assets and (b) borrow from banks in any amount for any purpose, provided that immediately after borrowing from a bank the Fund's aggregate borrowings from any source do not exceed 33 1/3% of the Fund's total assets (including the amount borrowed). If, after borrowing from a bank, a Fund's aggregate borrowings later exceed 33 1/3% of the Fund's total assets, the Fund will, within three days after exceeding such limit (not including Sundays or holidays), reduce the amount of its borrowings to meet the limitation. A Fund may make additional investments while it has borrowings outstanding. A Fund may make other borrowings to the extent permitted by applicable law.

Neither MCA nor MAM has any current intent to change any Fund's current borrowing practices whether or not Proposal 3 is approved.

REQUIRED VOTE
For each Fund, the approval of the amended fundamental investment limitation requires the affirmative vote of the lesser of (1) at least 67% of Fund shares present at the meeting if more than 50% of the outstanding shares of the Fund as of the Record Date are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

The persons named as proxies in the accompanying voting instruction form intend, in the absence of contrary instructions, to vote all proxies "FOR" the amended investment limitation. Beneficial owners may instruct a vote "FOR" or "AGAINST" the amended investment limitation, or may "ABSTAIN" from voting on this Proposal. If you return your signed voting instruction form and give no voting instructions, the proxies will vote "FOR" the amended investment limitation. Abstentions are counted as shares that are present for purposes of determining a quorum, but unvoted. Therefore, abstentions have the effect of a vote against the Proposal.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE AMENDED FUNDAMENTAL INVESTMENT LIMITATION.

                 PROPOSAL 4 - TO APPROVE INVESTMENT SUBADVISORS.

INTRODUCTION
MCA currently retains subadvisors for a number of the Funds. In 1998, the SEC granted an exemptive order under which MCA may enter into and materially amend investment subadvisory agreements for a Fund without obtaining shareholder approval in each case ("manager of managers authority"). If the Proposed Transaction is approved, MAM is expected to enter into subadvisory agreements with the subadvisors that currently manage the Funds (except for the Mid Cap Value and Mid Cap Growth Funds), and may in the future retain other subadvisors. MAM has also applied for an exemptive order similar to MCA's exemptive order and, in the interim, for "no-action" relief from the SEC to permit MAM to temporarily operate pursuant to the terms of MCA's exemptive order.

PROPOSAL 4.A - TO APPROVE MANAGER OF MANAGERS AUTHORITY
The Funds have retained an investment advisor to provide, among other services, its expertise in determining how the Funds' portfolios should be managed. In certain circumstances, the investment advisor may determine that retaining an investment subadvisor with special expertise would be beneficial with respect to all or a portion of a Fund's portfolio. However, investment advisors are generally restricted from entering into or amending investment subadvisory agreements without obtaining, in each case, shareholder approval. The exemptive order obtained by MCA allows it to enter into and materially amend investment subadvisory agreements for a Fund without obtaining shareholder approval in each case. MAM has also applied for an order under substantially similar terms.

MCA's exemptive order is subject to the condition that the shareholders of each Fund approve the manager of managers authority before the first time it is exercised and the following additional conditions, all of which are expected to apply to an exemptive order obtained by MAM:

1. The investment advisor will provide management services to the Funds and, subject to the review and approval of the Board, will: (i) set the overall investment strategies of the Funds; (ii) recommend subadvisors;
    (iii) allocate and, when appropriate, reallocate, the assets of the Funds among subadvisors in those cases where a Fund has more than one subadvisor; and (iv) monitor and evaluate the investment performance of the subadvisors, including their compliance with the investment objectives, policies, and restrictions of the Funds.

2. Within 90 days of the hiring of any subadvisor, the investment advisor will furnish shareholders of the affected Fund with an information statement about the subadvisor.

3. The Funds will disclose in their prospectus the existence, substance and effect of the order and indicate they employ the manager of managers approach. The prospectus will prominently disclose that the investment advisor has the ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee subadvisors and recommend their hiring, termination and replacement.

4. No Trustee, officer or investment advisor will own, directly or indirectly (other than through a pooled investment vehicle that is not controlled by any such trustee or officer), any interest in a subadvisor except for: (a) ownership of interests in the investment advisor or any entity that controls, is controlled by or under common control with the investment advisor, or (b) or ownership of less than 1% of the outstanding securities of any class of equity or debt securities of any publicly traded company that is either a subadvisor or controls, is controlled by or is under common control with a subadvisor.

5. Shareholder approval will continue to be required in each case where the investment advisor enters into or materially amends a subadvisory agreement with a subadvisor that is affiliated with the investment advisor.

6. At all times, a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

7. When a change of subadvisor is proposed for a Fund with an affiliated subadvisor, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the minutes of meetings of the Board, that the change of subadvisors is in the best interest of the Fund and its shareholders and does not involve a conflict of interest from which the investment advisor or affiliated subadvisor derives an inappropriate advantage.

With respect to a number of Funds, MCA's manager of managers authority was previously approved by the Fund's initial shareholder, and MCA currently manages certain of the Funds with the manager of managers approach consistent with its exemptive order. However, this authority has not yet been approved by shareholders of the Money Market, Bond, Diversified Income, Large Cap Value and Large Cap Growth Funds. Therefore, Proposal 4.a only applies to these five funds with respect to MCA. With respect to MAM, none of the Funds have approved this authority. Therefore, Proposal 4.a applies to all of the Funds with respect to MAM. The Board believes it would be in the best interest of these Funds to provide the Funds' investment advisor the flexibility to retain investment subadvisors in its discretion, subject to Board oversight and the conditions described above.

REQUIRED VOTE
For each Fund, the approval of the manager of managers authority requires the affirmative vote of the lesser of (1) at least 67% of Fund shares present at the meeting if more than 50% of the outstanding shares of the Fund as of the Record Date are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

The persons named as proxies in the accompanying voting instruction form intend, in the absence of contrary instructions, to vote all proxies "FOR" the manager of managers authority. Beneficial owners may instruct a vote "FOR" or "AGAINST" the manager of managers authority, or may "ABSTAIN" from voting on this Proposal. If you return your signed voting instruction form and give no voting instructions, the proxies will vote "FOR" the manager of managers authority. Abstentions are counted as shares that are present for purposes of determining a quorum, but unvoted. Therefore, abstentions have the effect of a vote against the Proposal.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE MANAGER OF MANAGERS AUTHORITY.

PROPOSALS 4.B-4.F - TO APPROVE SUBADVISORY AGREEMENTS BETWEEN MAM AND CERTAIN SUBADVISORS
If the Proposed Transaction occurs, MAM currently expects to enter into subadvisory agreements with the current subadvisors to the Funds (except for the Mid Cap Value and Mid Cap Growth Funds) under substantially the same terms as the current subadvisory agreements, forms of which are provided as Appendix B-1 and Appendix B-2 to this Proxy Statement. To the extent that MAM does not obtain an exemptive order providing it manager of managers authority and/or shareholders of the applicable Funds do not approve Proposal 4.a, MAM will not have the authority to retain the current subadvisors unless the shareholders of each applicable Fund approve each subadvisory agreement.

The Current Subadvisory Agreements
The current subadvisory agreements were last approved by the Board, including a majority of Independent Trustees on December 5, 2008. None of the current subadvisory agreements required shareholder approval. Even though subadvisors have day-to-day responsibility over the management of the High Income, Mid Cap Growth, Small Cap Value, Small Cap Growth, Global Securities, International

Stock Funds, and the small-cap portion of the assets of the Mid Cap Value Fund, MCA retains the ultimate responsibility for the performance of these Funds and oversees the subadvisors and recommend their hiring, termination, and replacement.

Shenkman Capital Management, Inc. ("SCM"). SCM, principally located at 461 Fifth Avenue, 22nd Floor, New York, New York 10017, is the only subadvisor managing the assets of the High Income Fund. SCM is independently owned by employees and directors and focuses exclusively on managing high yield assets. SCM manages assets for institutional, endowment, ERISA, foundation and public pension accounts. As of December 31, 2008, SCM managed over $7.7 billion in assets, which included investment advisory services for four other registered investment companies having aggregate assets of approximately $413 million.

Mark R. Shenkman, Frank X. Whitley and Mark J. Flanagan, CPA, CFA are the Fund's co-portfolio managers. Mr. Shenkman has been the President and Chief Investment Officer of SCM since he founded the company in 1985. Mr. Whitley, Executive Vice President and Senior Portfolio Manager of SCM, joined the firm in 1988 and became a portfolio manager in 1994. Mr. Flanagan, Executive Vice President and Portfolio Manager of SCM, joined the firm in 1992 and became a portfolio manager in 2002.

The following are SCM's principal executive officers and directors, each of whose principal address is 461 Fifth Avenue, 22nd Floor, New York, New York 10017.

------------------------------------------------------------------------
Name                               Title
------------------------------------------------------------------------
Mark R. Shenkman                   President, Director
------------------------------------------------------------------------
Albert Fuss                        Director
------------------------------------------------------------------------
Victor M. Rosenzweig               Director
------------------------------------------------------------------------
Frank X. Whitley                   Executive Vice President
------------------------------------------------------------------------
Mark J. Flanagan                   Executive Vice President
------------------------------------------------------------------------
Richard H. Weinstein               Executive Vice President, General
                                   Counsel & Chief Compliance Officer
------------------------------------------------------------------------
Robert Stricker                    Senior Vice President
------------------------------------------------------------------------
Kim I. Hekking                     Senior Vice President
------------------------------------------------------------------------

For its services to the Fund, SCM receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the Fund at the following rates.

--------------------------------------
    Net Assets                 Rate
--------------------------------------
First $100 million            0.375%
--------------------------------------
Next $150 million             0.350%
--------------------------------------
Next $250 million             0.325%
--------------------------------------
Above $500 million            0.300%
--------------------------------------

The subadvisory agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a majority in interest of shareholders; (2) that it may be terminated by a Fund, SCM or MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and (3) that it will terminate automatically in the event of its assignment or upon the termination of the current investment management agreement with MCA.

The subadvisory agreement also contains provisions that limit SCM's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the subadvisory agreement and designate the laws of New York as the governing law for the subadvisory agreement.

For the fiscal year ended December 31, 2008, MCA paid $431,555 to SCM with respect to the Ultra Series Fund.

The Fund did not make any payments to any affiliate of SCM during the fiscal year ended December 31, 2008.

SCM also sub-advises the following funds, which have investment objective(s) and strategies that are similar to the High Income Fund: (a) MEMBERS High Income Fund, for which it receives a management fee at the same rate described above for the High Income Fund; (b) Harbor High Yield Bond Fund ($250 million as of March 31, 2009), for which it receives a management fee of 0.32%; and (c) Old Westbury Global Opportunities Fund ($442 million as of March 31, 2009), for which it receives a management fee of 0.43%.

Wellington Management Company LLP ("Wellington"). Wellington, principally located at 75 State Street, Boston, Massachusetts 02109, manages the Mid Cap Growth Fund, the small-cap portion of the assets within the Mid Cap Value Fund and the Small Cap Value Fund. Wellington is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington had investment management authority with respect to approximately $420 billion in assets. If MAM becomes the Funds' investment advisor, it is expected to enter into a subadvisory agreement with Wellington with respect to the Small Cap Value Fund. However, MAM currently anticipates managing the Mid Cap Value and Mid Cap Growth Funds internally.

Timothy J. McCormack, CFA, Senior Vice President and Equity Portfolio Manager of Wellington, has served as the portfolio manager of the Small Cap Value Fund since July 1, 2008. Mr. McCormack has been involved in portfolio management and securities analysis for the Small Cap Value Fund since 2006. Mr. McCormack joined Wellington as an investment professional in 2000.

Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington, has been involved in portfolio management and securities analysis for the Small Cap Value Fund since 2006. Mr. Pedersen joined Wellington as an investment professional in 2004.

The following is Wellington's principal executive officer, whose principal address is 75 State Street, Boston, Massachusetts 02109.

----------------------------------------------------------------------------
Name                                  Title
----------------------------------------------------------------------------
Edmund NMN Wellington, III            President & Chief Compliance Officer
----------------------------------------------------------------------------

For its services to the Fund, Wellington receives a management fee from MCA, computed and accrued daily and paid monthly, based on 0.70% of the Fund's average daily net assets.

The subadvisory agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a majority in interest of shareholders; (2) that it may be terminated by the Fund, Wellington or MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and
(3) that it will terminate automatically in the event of its assignment or upon the termination of the current investment management agreement with MCA.

The subadvisory agreement also contains provisions that limit Wellington's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the subadvisory agreement and designate the laws of the Commonwealth of Massachusetts as the governing law for the subadvisory agreement.

For the fiscal year ended December 31, 2008, MCA paid $1,715,766 to Wellington with respect to the Ultra Series Fund.

The Funds did not make any payments to any affiliate of Wellington during the fiscal year ended December 31, 2008.

Wellington also sub-advises the following funds, which have investment objective(s) and strategies that are similar to the Small Cap Value Fund: (a) MEMBERS Small Cap Value Fund, for which it receives a management fee at the same rate described above for the Small Cap Value Fund; (b) Transamerica Partners Institutional Small Core Fund ($91 million as of March 31, 2009), for which it receives a management fee of 0.50%; (c) John Hancock Small Cap Value Fund ($209 million as of March 31, 2009), for which it receives an undisclosed management fee; (d) JHF II Small Cap Value Fund ($10 million as of March 31, 2009), for which it receives an undisclosed management fee; and (e) USAA Small Cap Stock Fund ($182 million as of March 31, 2009), for which it receives a management fee of 0.70%.

Paradigm Asset Management, LLC ("Paradigm"). Paradigm, principally located at 445 Hamilton Avenue, White Plains, New York 10601, is the only subadvisor managing the assets of the Small Cap Growth Fund. Paradigm is a limited liability company that was established in 1991. Paradigm provides investment management services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had approximately $800 million in assets under management as of December 31, 2008.

James E. Francis, President and Chief Executive Officer of Paradigm, leads the portfolio management team of the Small Cap Growth Fund. Mr. Francis was the co-founder of the firm in 1991 and has overseen the investment process since the firm's inception. The other members of the team include Jeffrey E. Marcus and Gregory Pai.

Jeffrey E. Marcus, Senior Portfolio Manager, joined Paradigm in 1991 as a portfolio manager. Mr. Marcus has been involved in portfolio management and investment analysis since 1988. Prior to joining Paradigm, Mr. Marcus was an investment analyst for Warner Lambert.

Gregory Pai, Managing Director and Portfolio Manager, joined Paradigm in 1996 as a senior partner. He has been involved in portfolio management since he joined Paradigm. Prior to joining Paradigm, Mr. Pai held senior positions in the media industry and was a management consultant with Price Waterhouse & Company.

The following are Paradigm's principal executive officers and directors, whose principal address is 445 Hamilton Avenue, White Plains, New York 10601.

--------------------------------------------------------------------
Name                          Title
--------------------------------------------------------------------
James E. Francis              President, Chief Executive Officer &
                              Chief Investment Officer
--------------------------------------------------------------------
Gregory Pai                   Managing Director and Chief
                              Compliance Officer
--------------------------------------------------------------------
Eugene J. Duffy               Executive Vice President
--------------------------------------------------------------------
Jeffrey E. Marcus             Senior Portfolio Manager
--------------------------------------------------------------------

For its services to the Fund, Paradigm receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the Fund at a rate of 0.70%.

The subadvisory agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a majority in interest of shareholders; (2) that it may be terminated by the Fund, Paradigm or MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and
(3) that it will terminate automatically in the event of its assignment or upon the termination of the current investment management agreement with MCA.

The subadvisory agreement also contains provisions that limit Paradigm's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the subadvisory agreement and designate the laws of Delaware as the governing law for the subadvisory agreement.

For the fiscal year ended December 31, 2008, MCA paid $39,288 to Paradigm with respect to Ultra Series Fund.

The Funds did not make any payments to any affiliate of Paradigm during the fiscal year ended December 31, 2008.

Paradigm also sub-advises the MEMBERS Small Cap Growth Fund, for which it receives a management fee at the same rate described above for the Small Cap Growth Fund.

Mondrian Investment Partners Limited ("Mondrian"). Mondrian, principally located at 10 Gresham Street, London EC2V 7JD, is the only subadvisor for the Global Securities Fund. Mondrian is based in London, United Kingdom. Mondrian is controlled by members of Mondrian's management. Mondrian has managed assets since the firm's founding in 1990. As of December 31, 2008, Mondrian managed over $48 billion in assets in institutional or separately managed accounts and commingled vehicles. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.

The management of Mondrian's global equity investment products is led by the Global Investment Committee headed by Nigel May, Director, Chief Investment Officer, Global Equities, Elizabeth Desmond, Director, Chief Investment Officer, International Equities, and Clive Gillmore, Chief Executive Officer. The other members of the committee are Brendan Baker, Senior Portfolio Manager, Andrew Porter, Portfolio Manager, and Jonathan Spread, Portfolio Manager. More information regarding these individuals follows below.

The Global Investment Committee decides asset allocation, stock weightings and currency hedging. If a buy or sell decision is made by the Global Investment Committee, it is entered on to the stock list to be implemented in all relevant global portfolios. In the absence of client-imposed restrictions, all client portfolios with the same benchmark are managed to be as similar as possible. As all investment decisions are made by the Global Investment Committee and communicated to all fund managers, there is very little discretion allowed to individual portfolio managers.

Nigel G. May, Director, Chief Investment Officer, Global Equities, is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Mondrian in 1991. Having led the European team's research effort since 1995, he now also has responsibility for the North American and Small Cap teams. Mr. May was formerly a Senior Portfolio Manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986.

Elizabeth A. Desmond, Director, Chief Investment Officer, International Equities, is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in the spring of 1991, she was a Pacific Basin Equity Analyst and Senior Portfolio Manager at Hill

Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the UK Society of Investment Professionals.

Clive A. Gillmore, Chief Executive Officer, is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. In 1990, Mr. Gillmore joined Mondrian's predecessor organization as a founding member, having previously worked as a Senior Portfolio Manager for Hill Samuel Investment Advisers Ltd., and a Portfolio Manager at Legal and General Investment Management. He has over twenty years' experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Mr. Gillmore is CEO of Mondrian. He is a member of Mondrian's Equity Strategy Committee, Chairman of the Emerging Markets Strategy Committee (where his research specialization lies) and a member of the Management Steering Committee.

Brendan Baker, Senior Portfolio Manager of Mondrian, has a BSc in history and an MSc in economics from the University of London. He commenced his career as a financial journalist before moving to the Centre for Economic Policy Research, an academic economics research institute. On completing his MSc, Mr. Baker moved to Lombard Street Research as a Senior Economist working on the G7 economies and financial markets. After seven years, he joined Mondrian in the autumn of 2001.

Andrew Porter, Portfolio Manager, holds a first class masters degree in chemistry from Magdalen College, Oxford University. He started his career as a consultant and trainee chartered accountant at Deloitte and Touche. He then moved to Frank Russell where he was a Portfolio Analyst, managing the multi-manager funds in the Asia Pacific region. Mr. Porter joined Mondrian in August 2003. Mr. Porter is a CFA charterholder, and a member of the CFA Institute and the UK Society of Investment Professionals.

Jonathan Spread, Portfolio Manager, graduated from Durham University in 1999 with a BSc in Computer Science and joined Morley Fund Management as part of their Pan-European research team. He joined Mondrian in May 2005 and will continue to focus on European banks and insurers. He is a CFA charterholder.

The following are Mondrian's principal executive officers and directors, whose principal address is 10 Gresham Street, London EC2V 7JD.

--------------------------------------------------------------------------
Name                            Title
--------------------------------------------------------------------------
Elizabeth A. Desmond            Chief Investment Officer International
                                Equities, Director and Senior Portfolio
                                Manager
--------------------------------------------------------------------------
John Emberson                   Director and Chief Operating Officer
--------------------------------------------------------------------------
Clive A. Gillmore               Chief Executive Officer
--------------------------------------------------------------------------
Nigel G. May                    Chief Investment Officer Global
                                Equities, Director and Senior Portfolio
                                Manager
--------------------------------------------------------------------------
Christopher A. Moth             Director, Chief Investment Officer Fixed
                                Income and Senior Portfolio Manager
--------------------------------------------------------------------------
Hamish O. Parker                Director and Senior Portfolio Manager
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Name                            Title
--------------------------------------------------------------------------
David G. Tilles                 Executive Chairman
--------------------------------------------------------------------------
John L. Barrett                 Chief Compliance Officer
--------------------------------------------------------------------------
Jane S. Goss                    General Counsel and Secretary
--------------------------------------------------------------------------

For its services to the Fund, Mondrian receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the Fund at the following rates.

----------------------------------------
    Net Assets                  Rate
----------------------------------------
First $20 million               0.75%
----------------------------------------
Next  $30 million               0.50%
----------------------------------------
Next  $50 million               0.40%
----------------------------------------
Over $100 million               0.35%
----------------------------------------

With a minimum assets size of $20 million until June 30, 2009, and $50 million thereafter.

The subadvisory agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a majority in interest of shareholders; (2) that it may be terminated by the Fund, Mondrian or MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and
(3) that it will terminate automatically in the event of its assignment or upon the termination of the current investment management agreement with MCA.

The subadvisory agreement also contains provisions that limit Mondrian's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the subadvisory agreement and designate the laws of New York as the governing law for the subadvisory agreement.

For the fiscal year ended December 31, 2008, MCA paid $267,522 to Mondrian with respect to the Ultra Series Fund.

The Funds did not make any payments to any affiliate of Mondrian during the fiscal year ended December 31, 2008.

Mondrian also sub-advises the Laudus Mondrian Global Equity Fund ($3 million as of March 31, 2009), which has investment objective(s) and strategies similar to the Global Securities Fund, for a management fee of 0.40% on the first $250 million in assets and 0.325% on assets above $250 million. The Laudus Mondrian Global Equity Fund is part of a larger relationship that qualifies for a lower management fee rate than Mondrian might otherwise charge to manage a portfolio of similar size.

Lazard Asset Management LLC ("Lazard"). Lazard, principally located at 30 Rockefeller Plaza, 59th Floor, New York, New York 10112, is the only subadvisor managing the assets of the International Stock Fund. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC ("LF & Co."), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. LF & Co. established Lazard as its investment management division and registered it with the SEC as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $79.8 billion as of December 31, 2008.

Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his or her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like-investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

John R. Reinsberg is Deputy Chairman of Lazard and is responsible for international and global products. He also oversees the day-to-day operations of Lazard's international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania.

Michael A. Bennett is a Managing Director of Lazard and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining Lazard in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has a MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

Michael G. Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987.

James M. Donald, CFA, is a Managing Director of Lazard. In addition to his duties as a Portfolio Manager/Analyst, he also serves as Head of the Emerging Markets Group. Prior to joining the firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a BA (Hons) in history from University of Western Ontario.

Brian Pessin, CFA, is a Director of Lazard and a Portfolio Manager/Analyst. Prior to joining Lazard in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994. Mr. Pessin received his MBA from Columbia University and a BA in Economics from Cornell University.

Michael Powers, Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.

Erik McKee, Senior Vice President of Lazard and a Research Analyst on the Emerging Markets Equity team, focusing on the materials and industrials sectors. He began working in the investment field in 1996. Prior to joining Lazard in 1999, he was with Bank of America and Unibanco in Sao Paulo, Brazil. Erik has a BA in International Finance from Brown University. He also studied history at the Sorbonne in Paris.

Rohit Chopra, Senior Vice President of Lazard and a Portfolio Manager/Analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Firm in 1999, Rohit was with Financial Resources Group, Deutsche Bank and Morgan Stanley, Dean Witter, Discover Company. He has a BS in Finance and Information Systems from New York University and also studied at the London School of Economics and Political Science.

Edward Rosenfeld, Senior Vice President of Lazard and a Portfolio
Manager/Analyst on the European, International and Global Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining Lazard in 2001, Edward was an analyst with J.P. Morgan. He has an MBA from the University of Chicago and a BA from Columbia College.

The following are Lazard's principal executive officers and directors, whose principal address is 30 Rockefeller Plaza, 59th Floor, New York, New York 10112.

----------------------------------------------------------------------
Name                            Title
----------------------------------------------------------------------
Gerald B. Mazzari               Chief Operating Officer
----------------------------------------------------------------------
Bruce J. Wasserstein            Director
----------------------------------------------------------------------
Charles G. Ward                 Director
----------------------------------------------------------------------
Nathan A. Paul                  General Counsel
----------------------------------------------------------------------
Ashish Bhutani                  Director and Chief Executive Officer
----------------------------------------------------------------------
Brian D. Simon                  Chief Compliance Officer
----------------------------------------------------------------------

For its services to the Fund, Lazard receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the Fund at the following rates.

--------------------------------------------------------
Sub-Portfolio/Net Assets                         Rate
--------------------------------------------------------
Securities Contained in the EAFE Index
         First $25 million                      0.65%
         Next $25 million                       0.55%
         Above $25 million                      0.50%
International Small Cap Securities
         All Assets                             0.75%
Emerging Markets Securities
         All Assets                             1.05%
--------------------------------------------------------

The subadvisory agreement provides: (1) that it shall continue in effect for two years from its effective date and thereafter shall continue automatically for periods of one year so long as such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees or by a majority in interest of shareholders; (2) that it may be terminated by the Fund, Lazard or MCA at any time, without the payment of any penalty, by vote of a majority of the Trustees or by vote of a majority in interest of the shareholders on sixty (60) days written notice to the non-terminating party; and
(3) that it will terminate automatically in the event of its assignment or upon the termination of the current investment management agreement with MCA.

The subadvisory agreement also contains provisions that limit Lazard's liability for any error of judgment, mistake of law, loss arising out of any investment, or for any act or omission in the management of a Fund to instances of willful misfeasance, bad faith, gross negligence or reckless disregard for its duties under the subadvisory agreement and designate the laws of Iowa as the governing law for the subadvisory agreement.

For the fiscal year ended December 31, 2008, MCA paid $792,975 to Lazard with respect to the Ultra Series Fund.

The Funds did not make any payments to any affiliate of Lazard during the fiscal year ended December 31, 2008.

Lazard also advises or sub-advises the following funds, which have investment objective(s) and strategies that are similar to the International Stock Fund:
(a) MEMBERS International Stock Fund, for which it receives a management fee at the same rate described above for the International Stock Fund; (b) Lazard International Equity Portfolio ($112 million as of March 31, 2009), for which it receives a management fee of 0.75%; (c) Lazard Retirement International Equity Portfolio ($170 million as of March 31, 2009), for which it receives a management fee of 0.75%; (d) American Beacon International Equity Fund, ($199 million as of March 31, 2009) for which it receives a management fee of 0.41%;
(e) Lazard International Small Cap Portfolio ($63 million as of March 31, 2009), for which it receives a management fee of 0.75%; (f) Lazard Emerging Markets Portfolio ($4,689 million as of March 31, 2009), for which it receives a management fee of 1.00%; (g) Lazard Retirement Emerging Markets Portfolio ($225 million as of March 31, 2009), for which it receives a management fee of 1.00%; (h) MGI Non-US Core Equity Fund ($27 million as of March 31, 2009), for which it receives a management fee of 0.80%; (i) First American Funds International Select Fund ($37 million as of March 31, 2009), for which it receives a management fee of 0.75%; and (j) Lazard/JNL Emerging Markets Series ($213 million as of March 31, 2009), for which it receives a management fee of 0.67%.

The Proposed Subadvisory Agreements
The proposed subadvisory agreements were approved by the Board, including a majority of the Independent Trustees, on April 15, 2009. The proposed subadvisory agreements, forms of which are attached as Appendix B-1 and Appendix B-2 to this Proxy Statement, are substantially the same as the current subadvisory agreements, except for the named investment advisor and, with respect to the Global Securities Fund, the elimination of a minimum asset requirement. Under the proposed subadvisory agreements, MAM, not the Funds, would be responsible for paying the subadvisors' fees. Approval of Proposals 4.b-4.f will not affect the management fee paid by the Funds to MAM.

Board Considerations in Approving the Proposed Subadvisory Agreements
The Board approved the proposed subadvisory agreements at an in-person meeting held on April 15, 2009. The Board considered that the proposed subadvisory agreements were substantially similar, except as noted, to the current subadvisory agreements the Board had previously approved on December 5, 2008. In connection with that approval, Board reviewed the performance of each subadvisor of each Fund at each regular Board meeting, including appropriate comparative information. At those meetings, the Board also received updates concerning the investment strategies being pursued by the Funds, changes in the Funds' investment processes and portfolio management personnel, the expenses incurred by the Funds, and various other matters which may impact the Funds' performance and that of the Funds' investment subadvisors.

In addition, before the December 2008 meeting, the Board asked the subadvisors to provide written information addressing factors to be considered by the Board in deciding whether or not to approve the agreements. Counsel to the independent trustees provided the Board with a memorandum reviewing its duties under the 1940 Act with respect to approval of the agreements. Before the December 2008 meeting, the Board and counsel also asked the subadvisors to expand upon certain of the written information they had provided, and they held a conference call with representatives of the investment adviser to discuss the information provided.

At the December 2008 meeting, representatives of each subadvisor made presentations and responded to follow-up questions from the Board. After these presentations and discussions, the Board (including a majority of Independent Trustees) unanimously approved the current subadvisory agreement.

Last, at the April 2009 meeting, the Board requested and received updated information regarding the subadvisors. In determining to approve these agreements, the Board considered the following factors and reached the following conclusions:

Nature, Extent and Quality of Services Provided by the Subadvisors. The Board received and considered a variety of information pertaining to the nature, extent and quality of the services provided by the subadvisors. This information generally included the professional qualifications and experience of the portfolio management teams for each Fund; the portfolio management processes utilized by these teams; the organization, resources and research capabilities of the investment management companies of which these teams are a part; and the subadvisors' compliance, regulatory and litigation experience, their portfolio transaction execution and soft dollar policies and practices, and their policies and procedures for allocating transactions among accounts. In particular, the Board discussed with the each subadvisor the status of the firm's financial condition and future expectations for any expense and/or staff reductions in consideration of recent market events. After reviewing this information and discussing it with representatives of subadvisors, the Board concluded that it was generally satisfied with the nature, extent and quality of the services provided by the subadvisors.

Investment Performance of the Funds and Subadvisors. As noted above, the Board reviews the performance of the Funds and their subadvisors at each regular Board meeting held throughout the year. In addition, at the December 2008 meeting, the Board reviewed recent performance of the Funds compared to (i) the performance of their respective unmanaged market benchmark indices and (ii) the performance of their respective Morningstar peer groups adjusted for fund structure and size. The Board also considered written discussions the subadvisor provided to it regarding the major elements of each Fund's investment strategy that contributed positively or negatively to the Fund's performance during the preceding year as well as expectations for the next year.

Among other things, the Board noted that the High Income Fund, Small Cap Value Fund, International Stock Fund and Global Securities Fund outperformed and the Small Cap Growth Fund ranked just below the median of their respective Morningstar peer group for the 12 months ended September 30, 2008. Based on the foregoing reviews, the Board concluded that it was comfortable with the Funds' performance or with the steps the subadvisor was taking to improve performance.

Other Benefits to the Subadvisors from their Relationships with the Funds. The Board also considered the nature and extent of other benefits that may flow to the subadvisors from their relationships with the Funds. The Board noted that some subadvisors execute a portion of the Funds' portfolio transactions on a "soft dollar" basis, pursuant to which the subadvisors receive research services from or through the executing brokers. The Board noted that the reported execution and soft dollar benefits received by the subadvisors were reasonable in light of the transactions each subadvisor executes on behalf of the Funds.

Finally, the Board noted the subadvisors' representations that they seek to achieve "best execution" in executing all of the Funds' portfolio transactions, and that their soft dollar practices comply with applicable law. Based on these reviews, the Board was satisfied with the quality of execution of the Funds' portfolio transactions, and it did not believe the soft dollar benefits received by the subadvisors were excessive.

Based on the foregoing information, the Board concluded that while additional benefits flow to the subadvisors from their relationships with the Funds, the nature and extent of these additional benefits are not unreasonable when considered in the context of the overall services provided to the Funds by these entities.

MAM Oversight of Subadvisors. The Board further considered the ability of MAM to supervise each subadvisor's management of the applicable Funds. The Board concluded that MAM has or will have sufficient resources and expertise to provide oversight of the subadvisors to the Funds.

Board Conclusion. After taking the foregoing information and the other information provided by MAM into account, the Board (including a majority of Independent Trustees), acting in the exercise of its business judgment, unanimously approved the proposed subadvisory agreements.

REQUIRED VOTE
For each Fund, the approval of each proposed subadvisory agreement requires the affirmative vote of the lesser of (1) at least 67% of Fund shares present at the meeting if more than 50% of the outstanding shares of the Fund as of the Record Date are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund as of the Record Date.

The persons named as proxies in the accompanying voting instruction form intend, in the absence of contrary instructions, to vote all proxies "FOR" the proposed subadvisory agreements. Beneficial owners may instruct a vote "FOR" or "AGAINST" the proposed subadvisory agreements, or may "ABSTAIN" from voting on this Proposal. If you return your signed voting instruction form and give no voting instructions, the proxies will vote "FOR" the proposed subadvisory agreements. Abstentions are counted as shares that are present for purposes of determining a quorum, but unvoted. Therefore, abstentions have the effect of a vote against the Proposal.

THE BOARD OF THE TRUST RECOMMENDS A VOTE FOR THE PROPOSED SUBADVISORY
AGREEMENTS.

                             ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, 111 S. Wacker Drive, Chicago, Illinois 60606, is the independent registered public accounting firm of the Trust and has informed the Trust that it has no material direct or indirect financial interest in the Funds.

The following table sets forth the aggregate fees paid to Deloitte & Touche LLP for the Trust's two most recently completed fiscal years for professional services rendered for: (i) the audit of the Funds' annual financial statements included in the Trust's reports to shareholders; (ii) all other audit-related services provided to the Funds; and (iii) all other non-audit services provided to the Funds, MCA and entities controlling, controlled by or under common control with MCA that provide services to the Funds. For the Funds' most recent fiscal year, Deloitte & Touche LLP did not render any professional services for financial information systems design and implementation services to the Funds, MCA or entities controlling, controlled by or under common control with MCA that provide services to the Funds.

The Audit Committee has determined that the provision of audit-related services and the provision of non-audit services are compatible with maintaining the independence of Deloitte & Touche LLP. Representatives of Deloitte & Touche LLP are not expected to be available at the Meeting.

--------------------------------------------------------------------------------
Fiscal Year    Audit Fees     Audit-Related Fees    Tax Fees     All Other Fees
--------------------------------------------------------------------------------
2008            $238,350             $0              $51,795          $0
--------------------------------------------------------------------------------
2007            $221,120             $0               $8,700          $0
--------------------------------------------------------------------------------

The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by Deloitte & Touche LLP in order to ensure that the provision of such services does not impair its independence. The Audit Committee also is required to preapprove certain non-audit services performed by Deloitte & Touche LLP for MCA and certain affiliates if the services relate directly to the operations and financial reporting of the Funds. The Audit Committee is not required to preapprove services for which preapproval is not required by applicable law. All audit-related, tax and other services were preapproved by the Audit Committee.

CUSTODIAN
State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian of the Trust's assets.

PRINCIPAL UNDERWRITER
CUNA Brokerage Services, Inc., 2000 Heritage Way, Waverly, Iowa 50677, acts as the Trust's principal underwriter. If the Proposed Transaction is approved, Mosaic Funds Distributor, LLC, 8777 N. Gainey Center Drive, Suite 220, Scottsdale, Arizona 85258, is expected to become the Trust's principal underwriter. Mosaic Funds Distributor, LLC is a wholly owned subsidiary of Madison.

TRANSFER AGENCY SERVICES
CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly Iowa 50677, provides transfer agency services for the Trust.

ADMINISTRATOR
MEMBERS Capital Advisors, Inc., 5910 Mineral Point Road, Madison, WI 53705, is the Funds' administrator. If the Proposed Transaction is approved, Madison Asset Management, LLC, 550 Science Drive, Madison, WI 53711 will provide these services.

SUB-ADMINISTRATION SERVICES
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105 provides investment accounting and certain other administrative services to the Funds.

OTHER BUSINESS
Management knows of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust and the Funds.

SHAREHOLDER PROPOSALS
As a general matter, the Trust does not hold annual or regular meeting of the shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders should send their written proposals to the Secretary of the Trust, Attn: Holly
S. Baggot, 4C-14, 5910 Mineral Point Road, Madison, Wisconsin 53705. Proposals must be received by the Trust within a reasonable period of time prior to any such shareholder meeting.

HOUSEHOLDING
One Proxy Statement may be delivered to multiple beneficial owners at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the proxy statement by calling 1-800-798-5500 or writing to: CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, Iowa 50677.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
Electronic copies of this Proxy Statement and related materials are available at https://www.proxy-direct.com/mem20078.

                                   APPENDIX A
                          PROPOSED MANAGEMENT AGREEMENT

THIS MANAGEMENT AGREEMENT ("Agreement") is made effective as of this ___ day of _____________, 2009, by and between ULTRA SERIES FUND, a business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Fund"), and MADISON ASSET MANAGEMENT LLC (the "Manager"), a limited liability corporation organized and existing under the laws of the state of Wisconsin.

                                    RECITALS
                                    --------

1. The Fund is a series-type, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), that currently consists of the investment portfolios (each, a "Series") designated on Exhibit A hereto, each such Series having its own investment objective;

2. The Fund issues a separate series of shares of beneficial interest for each Series, which shares represent fractional undivided interests in the Series;

3. The Manager is engaged principally in rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

4. The Fund desires to retain the Manager to provide or to arrange to provide overall management of the Fund and each Series, including, but not limited to, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services, in the manner and on the terms and conditions set forth in this Agreement; and

5. The Manager is willing to provide or to arrange to provide, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to the Fund and each Series on the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, the Fund and the Manager hereby agree as follows:

                                    ARTICLE I
                                    ---------
                              Duties of the Manager
                              ---------------------

The Fund hereby engages the Manager to act as the Fund's general manager to provide or to arrange to provide directly or through third parties, investment advisory, custody, transfer agency, dividend disbursing, legal, accounting, and administrative services to each existing Series of the Fund and to any additional investment portfolios that the Fund may establish in the future; and to provide or to arrange to provide the above services subject to the supervision of the board of trustees of the Fund (the "Board"), for the period and on the terms and conditions set forth in this Agreement. The Manager hereby accepts such engagement and agrees during such period, at its own expense, to provide or to arrange to provide, such investment advisory and general management services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the provisions of the 1940 Act and the Advisers Act, the Manager may retain any affiliated or unaffiliated parties including, but not limited to, investment adviser(s) and/or investment sub-adviser(s), custodian(s), transfer agent(s), dividend-disbursing agent(s), attorney(s), and accountant(s) to perform any or all of the services set forth in this Agreement.

The Manager, its affiliates and any investment adviser(s), sub-adviser(s), custodian(s), transfer agent(s), dividend-disbursing agent(s), attorney(s), accountant(s), or other parties performing services for the Manager shall for all purposes herein be deemed to be independent contractors and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund or a Series in any way or otherwise be deemed agents of the Fund or a Series.

The Manager shall, for purposes of this Agreement, have and exercise full investment discretion and authority to act as agent for the Fund in buying, selling or otherwise disposing of or managing the Fund's investments, directly or through sub-advisers, subject to supervision by the Board.

The Manager and any other party performing services covered by this Agreement (each such party is hereafter referred to as a "Service Provider") shall be subject to: (1) the restrictions of the Declaration of Trust and Bylaws of the Fund, as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to the Series' investment objectives, investment policies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of the Fund (the "registration statement") under the Securities Act of 1933, as amended (the "1933 Act"); (4) appropriate state insurance laws; and (5) any applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code").

(a) Investment Advisory Services. The Manager shall provide the Fund directly or through sub-advisers with such investment research, advice and supervision as the Fund may from time to time consider necessary for the proper management of the assets of each Series, shall furnish continuously an investment program for each Series, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Series shall be held in the various securities or other investments or cash, and shall take such steps as are necessary to implement an overall investment plan for each Series, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

The Fund has furnished or will furnish the Manager (who is authorized to furnish any Service Provider) with copies of the Fund's registration statement, Declaration of Trust, and Bylaws as currently in effect and agrees during the continuance of this Agreement to furnish the Manager with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Manager and any Service Providers will be entitled to rely on all documents furnished by the Fund.

The Manager represents that in performing investment advisory services for each Series, the Manager shall make every effort to ensure that: (1) each Series shall comply with Section 817(h) of the Code and the regulations issued thereunder, specifically Regulation Section 1.817-5, relating to the diversification requirements for variable annuity, endowment, and life insurance contracts, and any amendments or other modifications to such Section or regulations; (2) each Series continuously qualifies as a regulated investment company under Subchapter M of the Code or any successor provision; and (3) any and all applicable state insurance law restrictions on investments that operate to limit or restrict the investments that a Series may otherwise make are complied with as well as any changes thereto. Except as instructed by the Board, the Manager shall also make decisions for the Fund as to the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Fund's securities shall be exercised. If the Board at any time makes any determination as to investment policy and notifies the Manager of such determination, the Manager shall be bound by such determination for the period, if any, specified in the notice or until similarly notified that such determination has been revoked.

The Manager shall take, on behalf of each Series, all actions which it deems necessary to implement the investment policies of such Series, and in particular, to place all orders for the purchase or sale of portfolio investments for the account of each Series with brokers, dealers, futures commission merchants or banks selected by the Manager. The Manager also is authorized as the agent of the Fund to give instructions to any Service Provider serving as custodian of the Fund as to deliveries of securities and payments of cash for the account of each Series. In selecting brokers or dealers and placing purchase and sale orders with respect to assets of the Series, the Manager is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the current registration statement. Subject to this requirement and the provisions of the Act, the Advisers Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and other applicable provisions of law, the Manager may select brokers or dealers that are affiliated with the Manager or the Fund.

In addition to seeking the best price and execution, the Manager may also take into consideration research and statistical information, wire, quotation and other services provided by brokers and dealers to the Manager. The Manager is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or the Manager's overall responsibilities with respect to each Series. The policies with respect to brokerage allocation, determined from time to time by the Board are those disclosed in the currently effective registration statement. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Manager will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Manager in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Series consistent with the requirements under the 1940 Act, the Manager shall:

(1) Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Series as set forth in the Fund's registration statement;

(2) Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Series for approval, modification, or rejection by the Board;

(3) Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;

(4) Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Series, including making and carrying out day-to-clay decisions to acquire or dispose of permissible investments, managing investments and any other property of the Series, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

(5) Regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Series including furnishing, within 60 days after the end of each calendar quarter, a statement of investment performance for the period since the last report and a schedule of investments and other assets of each Series as of the end of the quarter;

(6) Maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for each Series and the Fund;

(7) Furnish any personnel, office space, equipment and other facilities necessary for the operation of each Series as contemplated in this Agreement;

(8) Provide the Fund with such accounting or other data concerning the Fund's investment activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission and any other regulatory entity;

(9) Assist in determining each business day the net asset value of the shares of each Series in accordance with applicable law; and

(10) Enter into any written investment advisory or investment sub-advisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of the Manager's responsibilities (as specified in such investment advisory or investment sub-advisory contract) listed above.

(b) General Management Services. The Manager shall provide or arrange to provide all custody, transfer agency, dividend disbursing, legal, accounting, and administrative services necessary for the operation of the Fund, including, without limitation, the following services:

(1) Custody services including, but not limited to:

    (i) placing and maintaining each Series' securities, cash or other investments pursuant to the requirements of Section 17(f) of the 1940 Act and the rules thereunder;

    (ii) holding and physically segregating for the Fund's account, all of the Fund's assets, including securities that the Fund desires to be held in places within the United States ("domestic securities") or in places outside the United States ("foreign securities");

    (iii) releasing and delivering domestic securities owned by the Fund only upon receipt of instructions from persons and by means authorized by the Board;

    (iv) assuring that all domestic securities held are registered in the name of the Fund or in the name of any nominee of the Fund or of any nominee of the Manager or any Service Provider acting as custodian which nominee shall be assigned exclusively to the Fund, unless the Fund has provided written authorization to use a nominee not meeting the above requirement;

    (v) maintaining a separate bank account(s) in the United States in the name of the Fund, and holding all cash received by it from or for the account of the Fund in such account;

    (vi) collecting on a timely basis all income and other payments with respect to securities to which the Fund shall be entitled either by law or pursuant to custom in the securities business;

    (vii) paying out monies of the Fund upon receipt of instructions from persons and by means authorized by the Board;

    (viii) appointing or removing, in its discretion, any other entity qualified under the 1940 Act to act as a custodian, as its agent to carry out any custody duties;

    (ix)     employing, in the discretion of the Manager or a Service
             Provider employed by the Manager, other parties as sub-custodians for the Fund's domestic securities or foreign securities. With respect to the Fund's foreign securities, such employment shall be effected and such foreign securities shall be maintained in accordance with the provisions of Rule 17f-5 under the 1940 Act, as such provisions may be amended from time to time, provided that the Manager or a Service Provider employed by the Manager shall furnish annually to the Fund, information concerning the Service Provider or sub-custodians employed by the Manager or other Service Provider;

    (x) creating and maintaining all records relating to its activities and obligations under any contract relating to the Fund or a Series thereof in accordance with the provisions of Section 31 of the 1940 Act and Rules 31a- 1 and 31a-2 under the 1940 Act. Such records shall be the property of the Fund and shall at all times during the regular business hours of the Manager (or separate Service Provider acting as custodian) be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the Securities and Exchange Commission; and

    (xi) performing or arranging for the performance of any other usual duties and functions of a custodian for a registered investment company;

(2) Transfer agency services, including, but not limited to:

    (i) receiving for acceptance, orders for the purchase of Fund shares, and promptly delivering payment and appropriate documentation thereof to any Service Provider acting as custodian;

    (ii) issuing, pursuant to purchase orders, the appropriate number of the Fund's shares and holding such shares in the appropriate account;

    (iii) receiving for acceptance redemption requests and redemption directions and delivering the appropriate documentation to any Service Provider acting as custodian;

    (iv) effecting transfers of Fund shares by the registered owners thereof upon receipt of appropriate instructions;

    (v) preparing and transmitting payments for dividends and distributions declared by the Fund;

    (vi) maintaining records of accounts for shareholders and advising the Fund and its shareholders as to the foregoing;

    (vii) handling shareholder relations, and providing reports and other information and services related to the maintenance of shareholder accounts;

    (viii) recording the issuance of shares of the Fund and maintaining pursuant to Rule l7Ad-10(e) under the 1934 Act a record of the total number of shares of the Fund that are authorized, based upon data provided by the Fund, and issued and outstanding; and

    (ix) performing or arranging for the performance of any other customary services of a transfer agent or dividend-disbursing agent for a registered investment company;

(3) The calculation of the net asset value of each Series and the net asset value per share of each class of shares at such times and in such manner as specified in the Fund's current registration statement and at such other times upon which the parties hereto may from time to time agree; and

(4) The creation and maintenance of such records relating to the business of the Fund as the Fund may from time to time reasonably request.

The Manager may contract with qualified Service Providers for the provision of any of the services necessary for the operation of the Fund as described in this Section (b). Where the Manager engages separate Service Providers, the Manager shall also, on behalf of the Fund, coordinate the activities of such Service Providers, as well as other agents, attorneys, brokers and dealers, insurers, sub-advisers and such other persons in any such other capacity deemed to be necessary or desirable. The Manager shall make reports to the Board of its performance hereunder and shall furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as the Board or the Manager shall consider desirable.

                                   ARTICLE II
                                   ----------
                       Allocation of Charges and Expenses
                       ----------------------------------

(a) The Manager. The Manager assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall at its own expense provide the office space, equipment and facilities that it is obligated to provide under this Agreement, and shall pay all compensation of officers of the Fund and all trustees of the Fund who are affiliated persons of the Manager, except as otherwise specified in this Agreement.

Except for those expenses assumed by the Fund as provided in section (b) below, the Manager shall bear all of the Fund's expenses including, but not limited to: custodian fees; transfer agent fees; pricing costs (including the daily calculation of net asset value); accounting fees; legal fees (except extraordinary litigation expenses); expenses of shareholders' and/or trustees' meetings; bookkeeping expenses related to shareholder accounts; insurance charges; cost of printing and mailing shareholder reports and proxy statements; costs of printing and mailing registration statements and updated prospectuses to current shareholders; and the fees of any trade association of which the Fund is a member.

The Manager agrees that neither it nor any Service Provider will make any separate charge to any shareholder or his individual account for any services rendered to said shareholder or the Fund unless such charge for special services is specifically approved by the Board including a majority of the trustees who are not "interested persons" (as such term is defined in the 1940 Act) of the Manager (the "disinterested trustees"). No special charge will be levied retroactively or without appropriate notice to affected shareholders.

(b) The Fund. The Fund assumes and shall pay or cause to be paid the following expenses of the Fund, including, without limitation: compensation of the Manager; fees of disinterested trustees; brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities or other investments; costs, including the interest expense, of borrowing money; expenses for independent audits; taxes; and extraordinary expenses (including extraordinary litigation expenses and extraordinary consulting expenses) as approved by a majority of the disinterested trustees.

                                   ARTICLE III
                                   -----------
                           Compensation of the Manager
                           ---------------------------

For the services rendered, the facilities furnished and expenses assumed by the Manager, the Fund shall pay to the Manager at the end of each calendar month a unitary fee calculated as a percentage of the average value of the net assets each day for each Series during that month at the annual rates set forth in Exhibit A hereto.

The Manager's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of each Series shall be determined in the manner and on the dates set forth in the Declaration of Trust or the current registration statement of the Fund and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

During any period when the determination of net asset value is suspended, the net asset value of a Series as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

                                   ARTICLE IV
                                   ----------
                     Limitation of Liability of the Manager
                     --------------------------------------

The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Fund, except for (i) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (ii) to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

                                      ARTICLE V
                                      ---------
                               Activities of the Manager
                               -------------------------

The services of the Manager are not deemed to be exclusive, and the Manager is free to render services to others, so long as the Manager's services under this Agreement are not impaired. It is understood that trustees, officers, employees and shareholders of the Fund are or may become interested persons of the Manager, as directors, officers, employees and shareholders or otherwise, and that directors, officers, employees and shareholders of the Manager are or may become similarly interested persons of the Fund, and that the Manager may become interested in the Fund as a shareholder or otherwise.

It is agreed that the Manager may use any supplemental investment research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts.

The Manager or its affiliates may use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for the Manager or other entities advised by the Manager will be considered by and may be useful to the Manager in carrying out its obligations to the Fund.

Securities or other investments held by a Series of the Fund may also be held by separate investment accounts or other mutual funds for which the Manager may act as an investment adviser or by the Manager or its affiliates. Because of different investment objectives or other factors, a particular security may be bought by the Manager or its affiliates for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for a Series or other entities for which the Manager or its affiliates act as investment adviser or for their advisory clients arise for consideration at or about the same time, the Fund agrees that the Manager may make transactions in such securities, insofar as feasible, for the respective entities and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, the Fund recognizes that there may be an adverse effect on price.

It is agreed that, on occasions when the Manager deems the purchase or sale of a security to be in the best interest of a Series as well as other accounts or companies, it may, to the extent permitted by applicable laws or regulations, but will not be obligated to, aggregate the securities to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions or prices. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in accordance with any written procedures maintained by the Manager or, if there are no such written procedures, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and to such other accounts or companies. The Fund recognizes that in some cases this procedure may adversely affect the size of the position obtainable for a Series.

                                   ARTICLE VI
                                   ----------
                                Books and Records
                                -----------------

The Manager hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 and Rule 2a-7 under the 1940 Act, all records relating to the Fund's investments that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 and Rule 2a-7 of the 1940 Act.

The Manager agrees that all books and records which it or any other Service Provider maintains for the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any such books, records or information upon the Fund's request. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at the Manager's offices. The Fund or its authorized representative shall have the right to copy any records in the possession of the Manager or a Service Provider that pertain to the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to the Fund free from any claim or assertion of rights by the Manager.

The Manager further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Fund has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

                                   ARTICLE VII
                                   -----------
                   Duration and Termination of this Agreement
                   ------------------------------------------

This Agreement shall not become effective unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and by the vote of a majority of the outstanding voting shares of each Series of the Fund. This Agreement shall come into full force and effect on the date which it is so approved, provided that it shall not become effective as to any subsequently created investment portfolio until it has been approved by the Board specifically for such portfolio. As to each Series of the Fund, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Series at least annually by (1) the Board, or by the vote of a majority of the outstanding votes attributable to the shares of the class representing an interest in the Series; and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated at any time as to any Series or to all Series, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the applicable Series, or by the Manager, on 60 days written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Series, or if a different adviser is appointed with respect to a new portfolio, the Agreement shall remain in effect with respect to the remaining Series. This Agreement shall automatically terminate in the event of its assignment.

                                  ARTICLE VIII
                                  ------------
                           Amendments of this Agreement
                           ----------------------------

This Agreement may be amended as to each Series by the parties only if such amendment is specifically approved by (i) the vote of a majority of outstanding votes attributable to the shares of the Series, and (ii) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                                   ARTICLE TX
                                   ----------
                          Definitions of Certain Terms
                          ----------------------------

The terms "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding votes" attributable to the shares of a Series means the lesser of (a) 67% or more of the votes attributable to such Series present at a meeting if the holders of more than 50% of such votes are present or represented by proxy, or (b) more than 50% of the votes attributable to shares of the Series.

                                    ARTICLE X
                                    ---------
                                  Governing Law
                                  -------------

This Agreement shall be construed in accordance with laws of the Commonwealth of Massachusetts, and applicable provisions of the 1940 Act, the Advisers Act, and the 1934 Act.

                                   ARTICLE XI
                                   ----------
                                  Severability
                                  ------------

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                          Exhibit A
                          ---------

Series Name                                   Unitary Fee
-----------                                   -----------
Conservative Allocation Fund                     0.30%
Moderate Allocation Fund                         0.30%
Aggressive Allocation Fund                       0.30%
Money Market Fund                                0.45%
Bond Fund                                        0.55%
High Income Fund                                 0.75%
Diversified Income Fund                          0.70%
Large Cap Value Fund                             0.60%
Large Cap Growth Fund                            0.80%
Mid Cap Value Fund                               1.00%
Mid Cap Growth Fund                              0.85%
Small Cap Value Fund                             1.10%
Small Cap Growth Fund                            1.10%
Global Securities Fund                           0.95%
International Stock Fund                         1.20%
Target Retirement 2020 Fund                      0.40%
Target Retirement 2030 Fund                      0.40%
Target Retirement 2040 Fund                      0.40%

                                  APPENDIX B-1
                         PROPOSED SUBADVISORY AGREEMENT

        THIS INVESTMENT SUB-ADVISORY AGREEMENT ("AGREEMENT"), effective as of the ___ day of _________________, 2009, by and between MADISON ASSET MANAGEMENT, LLC, a Wisconsin limited liability corporation ("MAM" or the "ADVISER") and [ ], a [ ] (the "SUB-ADVISER").

    Adviser and Sub-Adviser agree as follows:

    1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of a portion of the assets (which could be up to 100%) of the [ ] FUND (the "PORTFOLIO") of ULTRA SERIES FUND (the "FUND").

       Adviser intends to use a manager of managers approach to the management of the Portfolio, as well as other portfolios in the Fund. Therefore, the number of sub-advisers and the percentage of assets of the Portfolio managed by each sub-adviser will be determined by the Fund's Board of Trustees and MAM from time to time. Sub-Adviser will be given thirty (30) days' written notice of all changes effecting this Agreement or the Sub-Adviser's role hereunder; provided, however, that no such change shall be effective until receipt thereof by the Sub-Adviser. Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the Board of Trustees of the Fund, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio as requested by MAM.

    2. Sub-Adviser hereby accepts the appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. All other expenses to be incurred in the operation of the Portfolio will be borne by the Fund.

    3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and Trustees of the Fund with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser's management of the Portfolio's assets.

    4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's Trustees may from time to time establish or issue and deliver to the Sub-Adviser, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser of changes to (a) or (b) above and shall notify Sub-Adviser of changes to (c) above promptly after it becomes aware of such changes and any such changes shall not affect any transaction initiated prior to the receipt of notice thereof by Sub-Adviser.

    5. The Sub-Adviser and Adviser acknowledge that the Sub-Adviser is not the compliance agent for the Fund or for the Adviser, and does not have access to all of the Fund's or the Portfolio's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Agreement in accordance with the Fund's registration statement, the Fund's Declaration of Trust, the Portfolio's prospectus and any policies adopted by the Fund's Board of Trustees applicable to the Portfolio, and in accordance with applicable law, the Sub-Adviser shall perform such services based upon its books and records with respect to the Portfolio, which comprise a portion the Portfolio's books and records, and upon information and written instructions received from the Fund or the Adviser, and shall not be held responsible under this Agreement so long as it performs such services in accordance with this Agreement. The Adviser shall promptly provide the Sub-Adviser with copies of the Fund's registration statement, the Fund's Declaration of Trust, the Portfolio's currently effective prospectus and any written policies or procedures adopted by the Fund's Board of Trustees applicable to the Portfolio and any amendments or revisions thereto; provided, however, that any such amendments and revisions shall not binding on the Sub-Adviser until received.

    6. Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Fund to give instructions to the Fund's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Fund's Board of Trustees and set forth in the Fund's current registration statement.

    In addition to seeking the best price and execution, Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to Sub-Adviser. Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities with respect to the Portfolio. The policies with respect to brokerage allocation, determined from time to time by the Fund's Board of Trustees are those disclosed in the Fund's currently effective registration statement. Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts and the accounts of its other clients.

    On occasions when Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of the Sub-Adviser, the Sub-Adviser to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transactions, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to its other clients.

    7. Unless the Adviser gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio may be invested in accordance with the Sub-Adviser's Proxy Voting Policy and Procedures (as the same may be amended from time to time).

    8. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. The Adviser understands and agrees that the Sub-Adviser and its employees and affiliates may give advice and effect transactions for their own account and for the account of other clients for which they provide investment advisory services, including other clients' discretionary accounts, that may differ from advice given, or the time or nature of action taken, with respect to the Portfolio. The Adviser also understands that the Sub-Adviser may render advice and/or take action on securities of companies with respect to which the Sub-Adviser acts as investment adviser and that in certain instances, it may be necessary for the Sub-Adviser to execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security with a broker/dealer selected in accordance with the Sub-Adviser's applicable policies and procedures. The Adviser further understands and agrees that nothing contained in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Portfolio any security or other asset that the Sub-Adviser or its employees or affiliates may purchase or sell for their own account or for the account of any other client, if in the sole discretion of the Sub-Adviser it is for any reason undesirable or impracticable to take such action or make such recommendation for the Portfolio. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolio or otherwise be deemed agents of the Adviser, the Fund or the Portfolio.

    9. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Fund's Board of Trustees and set forth in the Fund's current registration statement; (b) the provisions of the Investment Advisers Act of 1940 (the "Advisers Act"); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Fund's board of Trustees, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

    10. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month, a fee based on the average daily net assets of the Portfolio at the following annual rates:

    Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above (1/366th during leap years). For the purpose of accruing compensation, the net assets of the Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination.

    During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

    11. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), all records relating to the Portfolio's investments that are generated in connection with the Sub-Adviser's provision of services hereunder that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 under the 1940 Act.

    Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund free from any claim or assertion of rights by Sub-Adviser. Nothing herein shall preclude the Sub-Adviser from making such copies of the books, records and other information of the Portfolio or the Fund as are necessary for the Sub-Adviser to comply with the legal and regulatory requirements applicable to the Sub-Adviser.

    12. The Adviser and Sub-Adviser shall cooperate with each other in providing information, reports and other materials to regulatory and administrative bodies having proper jurisdiction over the Portfolio, the Adviser and the Sub-Adviser in connection with the services provided pursuant to this Agreement; provided, however, that this agreement to cooperate does not apply to the provision of information, reports and other materials which either the Adviser or the Sub-Adviser reasonably believes the regulatory or administrative body does not have the authority to request or is the privileged or confidential information of the Adviser or Sub-Adviser.

    13. Each party hereto agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any non-public information obtained pursuant to this Agreement and disclose such information only if the other party has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities or other applicable governmental laws, rules and regulations, subpoenas or court orders. Notwithstanding the foregoing, the Adviser agrees that the Sub-Adviser may refer to the performance record of the Portfolio.

    14. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, Trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Portfolio, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. The Adviser shall indemnify the Sub-Adviser for any damages and related expenses (including reasonable attorneys' fees) incurred by the Sub-Adviser as a result of the performance of its duties hereunder, unless the same shall result from behavior found by a final judicial determination to constitute willful, bad faith, gross negligence or a reckless disregard of the Sub-Adviser's obligations hereunder.

    15. Representations and Warranties.

    a.  Adviser represents and warrants that:

        (1) Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. The Adviser shall remain so registered throughout the term of this Agreement and shall notify Sub-Adviser immediately if Adviser ceases to be so registered as an investment adviser;

        (2) The Adviser is a limited liability corporation duly organized and validly existing under the laws of the State of Wisconsin with the power to own and possess its assets and carry on its business as it is now being conducted;

        (3) The execution, delivery and performance by the Adviser of this Agreement are within the Adviser's powers and have been duly authorized by all necessary action on the part of its directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance of this Agreement by the parties hereto, and the execution, delivery and performance of this Agreement by the parties hereto does not contravene or constitute a default under: (a) any provision of applicable law, rule or regulation; (b) the Advisers Articles of Incorporation or Bylaws; or (c) any agreement, judgment, injunction, order, decree or other instruments binding upon the Adviser;

        (4) This Agreement is a valid and binding Agreement of the Adviser;

        (5) The Adviser's Form ADV is publicly available at www.adviserinfo.sec.gov. The Adviser represents that it will notify the Sub-Advisor within a reasonable time after filing any material amendment to its Form ADV with the Securities and Exchange Commission ("SEC"). The information contained in the Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

        (6) The Adviser acknowledges that it received a copy of the Sub-Adviser's current Form ADV II or disclosure brochure in lieu thereof, at least 48 hours prior to the execution of this Agreement and has delivered a copy of the same to the Fund; and

        (7) The Fund: (a) is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended; and (b) has an appropriate anti-money laundering program that complies with U.S. and other applicable laws, rules and regulations and is designed to detect and report any activity that raises suspicion of money laundering activities.

    b.  Sub-Adviser represents and warrants that:

        (1) Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Advisers Act. The Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser;

        (2) The Sub-Adviser is a corporation duly organized and validly existing under the laws of the State of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

        (3) The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser's powers and have been duly authorized by all necessary action on the part of the Sub-Adviser, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance of this Agreement by the parties hereto;

        (4) This Agreement is a valid and binding Agreement of the Sub-Adviser;

        (5) The Sub-Adviser's Form ADV is publicly available at www.adviserinfo.sec.gov and the Sub-Adviser represents that it will notify the Advisor within a reasonable time after filing any material amendment to its Form ADV. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; and

        (6) The Sub-Adviser acknowledges that it received a copy of the Adviser's current Form ADV II or Disclosure Brochure in lieu thereof, at least 48 hours prior to the execution of this Agreement.

    16. The Adviser will not use, and will not permit the Fund to use, the Sub-Adviser's name (or that of any affiliate) or any derivative thereof or logo associated therewith in Fund literature without prior review and approval by the Sub-Adviser.

    17. This Agreement shall not become effective unless and until it is approved by the Board of Trustees of the Fund, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Fund, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

    18. This Agreement may be terminated at any time without the payment of any penalty, by the Fund's Board of Trustees, or by vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio on sixty (60) days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty (60) days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolio. The termination of this Agreement shall not affect any right or liability of a party arising prior to termination. Notwithstanding any such termination, the Portfolio, Fund and Adviser shall be obligated to honor all orders and trades effected by the Sub-Adviser prior to the effective date of such termination.

    19. This Agreement may not be amended by either party unless such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and is signed in writing by the parties hereto.

    20. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the shares of such class present at a meeting if more than 50% of such shares are present or represented by proxy or (b) more than 50% of the shares of such class.

    21. This Agreement shall be construed in accordance with laws of the New York, and applicable provisions of the Advisers Act.

    22. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                  APPENDIX B-2
                    PROPOSED SUBADVISORY AGREEMENT (MONDRIAN)

        THIS INVESTMENT SUB-ADVISORY AGREEMENT ("AGREEMENT"), effective as of the ___ day of _________________, 2009, by and between MADISON ASSET MANAGEMENT, LLC, a Wisconsin limited liability corporation ("MAM" or the "ADVISER") and MONDRIAN INVESTMENT PARTNERS LIMITED, a [ ] (the "SUB-ADVISER").

    Adviser and Sub-Adviser agree as follows:

    1. Adviser hereby engages the services of Sub-Adviser in connection with Adviser's management of the GLOBAL SECURITIES FUND (the "PORTFOLIO") of the ULTRA SERIES FUND (the "FUND"). Adviser intends to use a manager of managers approach to the management of the Portfolio, as well as other portfolios in the Fund. Therefore, the number of sub-advisers, the named sub-adviser, and the percentage of assets of the Portfolio managed by each sub-adviser will be determined by the Fund's Board of Trustees and the Adviser from time to time. As of the date of this Agreement, Sub-Adviser shall be the sole manager of the Portfolio. Adviser agrees to provide the Sub-Adviser with 120 days advance written notice before hiring one or more additional sub-advisers to the Fund: provided, however, that in the event that the Sub-Adviser determines there are capacity constraints, Sub-Adviser shall notify the Adviser, and if the Adviser determines that such capacity constraints necessitate the closure of the Portfolio, the Adviser may hire one or more additional sub-advisers immediately upon written notice to the Sub-Adviser. Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the Board of Trustees of the Fund, Sub-Adviser shall manage the investment and reinvestment of the assets of the Portfolio as requested by the Adviser.

    2. Sub-Adviser hereby accepts appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement. The Sub-Adviser shall not be responsible for any services to the Portfolio, or bear any expenses, other than those expressly delineated herein. Provided the Portfolio shall not be required to pay any compensation other than as provided by the terms of this Agreement and subject to the provisions of paragraph 6 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services hereunder.

    3. In particular, Sub-Adviser shall furnish continuously an investment program for the Portfolio and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Portfolio shall be held in various securities, cash or other investments. Sub-Adviser shall provide Adviser and the officers and Trustees of the Fund with such reports and documentation as the latter shall reasonably request, with such frequency and in such form as mutually agreed upon by the Adviser and Sub-Adviser, regarding Sub-Adviser's management of the Portfolio's assets. Once during each of the Portfolio's fiscal years, the Sub-Adviser will make available its officers and employees to meet with the Fund's Board of Trustees at the Fund's principal place of business upon sufficient written notice. The Sub-Adviser will select which of its officers and employees will meet with the Fund's Board.

    The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker-dealer to effect said transactions, and may enter into a contract in which the broker-dealer acts either as principal or as agent.

    The Sub-Adviser shall not be responsible for the preparation or filing of any report required of the Portfolio or the Fund by any governmental or regulatory agency, except as otherwise expressly agreed to hereunder. The Sub-Adviser hereby undertakes to prepare and file any necessary Schedule 13G reflecting the Portfolio's holdings

    Absent specific written instructions to the contrary provided to the Sub-Adviser by the Advisor, and subject to the receipt of all necessary voting materials, the Sub-Adviser will vote all proxies with respect to the Portfolio's investments in accordance with the Sub-Adviser's proxy voting procedures.

    In performing its obligations under this Agreement, the Sub-Adviser may rely upon information provided to it by the Fund or on behalf of the Fund, the Advisor, the Fund's custodian or other agent and will not independently verify the accuracy or completeness of such information. The Sub-Adviser shall not be liable for any loss, claim or damages related to such reliance. For the purposes of this provision, "Sub-Adviser" shall include any affiliate of the Sub-Adviser performing services for the Portfolio contemplated hereunder and any officer, director, employee, agent of the Sub-Adviser or such affiliate.

    All transactions authorized by this Agreement shall be executed through the custodian appointed by Adviser, who shall retain sole possession of, and have complete custodial responsibility for, all assets of the Fund. The Sub-Adviser shall not, under any circumstances, have custody of or responsibility for the custody of any assets of the Fund.

    4. Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Portfolio's investment objective, policies and restrictions as set forth in the Fund's current registration statement, (b) such policies or directives as the Fund's Trustees may from time to time establish or issue as provided in writing to the Sub-Adviser, and (c) applicable law and related regulations, provided however, that Sub-Adviser shall not be responsible for complying with any changes to applicable law or regulation until properly notified by Adviser. Adviser shall promptly notify Sub-Adviser of changes to (a) or (b) above and shall notify Sub-Adviser of changes to (c) above promptly after it becomes aware of such changes.

    Notwithstanding the foregoing, the Sub-Adviser shall have no responsibility to monitor compliance with limitations or restrictions for which information from the Advisor or its authorized agent is necessary to enable the Sub-Adviser to monitor compliance with such limitations or restrictions, unless such information is provided to the Sub-Adviser in writing and as otherwise agreed upon. Despite the Sub-Adviser's obligations hereunder, the Advisor retains ultimate responsibility for the Portfolio's compliance with applicable restrictions and limitations.

    5. The Advisor shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee Sub-Adviser's performance of its duties under this Agreement. In this regard, the Advisor shall provide the Sub-Adviser, or shall cause the Portfolio's custodian or other agent to provide to the Sub-Adviser, on each business day, as of a time of day to be mutually agreed upon, a computer download (in accordance with the Sub-Adviser's specifications as to program and format) detailing, as of the close of the prior business day:

    (i) The Portfolio's comprehensive portfolio holdings, including cash and cash-equivalents, total assets, net assets, payables, receivables;
    (ii)   The Portfolio's uninvested cash;
    (iii)  Current valuations of portfolio securities;
    (iv)   Cash flows;
    (v)    "Market timing" transactions by Portfolio shareholders;
    (vi)   The cash needed to satisfy redemptions;
    (vii) Corporate actions (e.g., the tendering of portfolio securities) affecting the Portfolio's investments; and
    (viii) Other information requested by the Sub-Adviser to assist it in carrying out its duties under this Agreement.

    The Portfolio's custodian or other agent who provides the foregoing information shall enter into a network security agreement with the Sub-Adviser with respect to the electronic transmission of such information, in a form agreeable to the Sub-Adviser. The Sub-Adviser shall not be required to bear any programming costs associated with providing the portfolio information delineated under this paragraph 5. Any costs the parties incur associated with subsequent custom programming changes shall be borne by the party initiating such changes

    The Advisor shall remain responsible for, among other things, providing the following services with respect to the Portfolio.

    (i) The composition of periodic shareholder reports with respect to the Portfolio's operations, proxy materials for meetings of the Portfolio's shareholders, and such registration statements as may be required by federal and state securities laws for the continuous public offering and sale of shares of the Portfolio.

    (ii) The determination of the net asset value(s) of shares of the Portfolio.

    The Advisor shall furnish the Sub-Adviser with certified copies of any financial statement or report prepared for the Portfolio by certified or independent public accountants and with copies of any financial statements or reports made to the Portfolio's shareholders or to any governmental body or securities exchange.

    6. Sub-Adviser shall take all actions which it considers necessary in its discretion to implement the investment policies of the Portfolio, and in particular, to place all orders for the purchase or sale of securities or other investments for the Portfolio with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Portfolio to give instructions to the Portfolio's custodian as to deliveries of securities or other investments and payments of cash for the account of the Portfolio. Consistent with the terms and conditions of this Agreement and the Sub-Adviser's appointment hereunder, the Sub-Adviser is hereby appointed as the Portfolio's agent for the limited purpose of engaging in portfolio transactions on behalf of the Portfolio. In accordance with this authority and as necessary, in the judgment and discretion of the Sub-Adviser, to complete portfolio transactions on behalf of the Portfolio, the Sub-Adviser may enter into trading agreements and open brokerage accounts on behalf of the Portfolio in the name of the Fund or otherwise.

    In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Portfolio, Sub-Adviser is directed at all times to seek to obtain best execution and price of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular or related portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible: the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Portfolio's portfolio transactions by participating therein for its own account; the importance to the Portfolio of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Portfolio.

    In addition to seeking the best price and execution, Sub-Adviser may also take into consideration research and statistical information and wire and other quotation services provided by brokers and dealers to Sub-Adviser or its affiliates. Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Sub-Adviser's overall responsibilities with respect to overall responsibilities of the Sub-Adviser or its affiliates with respect to the accounts as to which they exercise investment discretion. In reaching such determination, the Sub-Adviser will not be required to place or attempt to place a specific dollar value on the brokerage and/or research services provided or being provided by such broker-dealer. Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts.

    The Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable commission rate applicable to any particular portfolio transactions or to select any broker-dealer on the basis of its purported or

"posted" commission rate but will endeavor to be aware of the current level of the charges of eligible broker-dealers and to minimize the expense incurred by the Portfolio for effecting its portfolio transactions to the extent consistent with the interests and policies of the Portfolio as established by the determinations of the Board of Trustees and the provisions of this paragraph 6.

    7. Sub-Adviser's services under this Agreement are not exclusive. Sub-Adviser may provide the same or similar services to other clients. Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Fund or the Portfolio or otherwise be deemed agents of the Adviser, the Fund or the Portfolio. Nothing in this Agreement shall prevent the Sub-Adviser or any officer, director or affiliate thereof from acting as investment advisor or Sub-Adviser for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, stockholders, employees or affiliates from buying, selling or trading any securities for its or their own account or for the account of others for whom it or they may be acting, provided that such activities will not materially adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement.

    8. Sub-Adviser is registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.

    9. Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Portfolio in connection with the purchase or sale of securities or other investments for the Portfolio, subject to: (a) the requirement that Sub-Adviser seek to obtain best execution and price as described herein; (b) the provisions of the Advisers Act; (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. In addition to the requirements of applicable law, the Sub-Adviser agrees to abide by any procedures adopted by Fund's Board of Trustees. Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Portfolio or the Fund for such services in addition to Sub-Adviser's fees for services under this Agreement.

    10. For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser at the end of each quarter a fee based on the average daily net assets of the Portfolio at the following annual rate:

                   0.75% of the first $20 million in net assets;
                   0.50% of the next $30 million in net assets;
                   0.40% of the next $50 million in net assets; and 0.35% of assets in excess of $100 million in net assets.

    Sub-Adviser's fee shall be accrued daily at 1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the

Portfolio shall be determined in the manner and on the dates set forth in the current prospectus of the Fund, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the previous day on which the net assets shall have been determined. In the event of termination of this Agreement, all compensation accrued through the date of termination will be paid within thirty business days of the date of termination.

    During any period when the determination of net asset value is suspended, the net asset value of the Portfolio as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

    11. Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Investment Company Act of 1940, as amended (the "1940 Act"), all records relating to the Portfolio's investments within the control of the Sub-Adviser that are required to be maintained by the Portfolio pursuant to the requirements of Rule 31a-1 under the 1940 Act. Sub-Adviser agrees that all books and records which it maintains for the Portfolio or the Fund are the property of the Fund and further agrees to surrender promptly to the Adviser or the Fund any such books, records or information upon the Adviser's or the Fund's request, although Sub-Adviser may retain a copy of any such books and records. All such books and records shall be made available, within five business days of a written request, to the Fund's accountants or auditors during regular business hours at Sub-Adviser's offices. Adviser and the Fund or either of their authorized representatives shall have the right to copy any records in the possession of Sub-Adviser, which pertain to the Portfolio or the Fund. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Fund free from any claim or assertion of rights by Sub-Adviser.

    12. Sub-Adviser agrees that (a) it will not disclose or use any records or information obtained pursuant to this Agreement in any manner detrimental to the Portfolio and (b) that it will keep confidential any information obtained pursuant to this Agreement and disclose such information (i.e. that covered by both clause (a) and clause (b)) only if Adviser or the Fund has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities; provided, however, the Sub-Adviser may disclose the name of the Fund on any representative client list and may include the performance of the subportfolios in any composite of performance.

    13. In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, Trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement, Sub-Adviser shall not be liable to Adviser, the Portfolio, the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Provided nothing herein shall be deemed to protect the Sub-Adviser from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under this Agreement, the Sub-Adviser shall not be liable for any loss sustained by the Fund, Portfolio or the Advisor by reason of good faith errors or omissions in connection with any matters to which this Agreement relates.

    14. This Agreement shall not become effective unless and until it is approved by the board of Trustees of the Fund, including a majority of Trustees who are not parties to this Agreement or interested persons of any such party to this Agreement. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by (i) the board of Trustees of the Fund, or by the vote of a majority of the outstanding shares of the class of stock representing an interest in the Portfolio; and (ii) a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

    15. The Sub-Adviser agrees to indemnify and hold harmless the Advisor, any affiliated person within the meaning of Section 2(a)(3) of the Act ("affiliated person") of the Advisor and each person, if any who, within the meaning of
Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") the Advisor and their respective officers, directors and employees, against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys' fees), to which the Advisor or such affiliated person or controlling person of the Advisor or their respective officers, directors and employees may become subject under the Act, the 1933 Act, the Advisors Act, or any other statute, law, rule or regulation, arising directly out of the Sub-Adviser's responsibilities hereunder (1) to the extent of and as result of the willful misconduct, bad faith, or gross negligence by the Sub-Adviser, any of the Sub-Adviser's employees or representatives or any other affiliate of or any person acting on behalf of the Sub-Adviser over whom the Sub-Adviser exercises control, or (2) as a result of any untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of a material fact required to be stated in such registration statement necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon and in conformity with written information furnished by the Sub-Adviser to the Fund or Portfolio; provided, however, that in no case is the Sub-Adviser's indemnity hereunder deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. The Sub-Adviser shall not be liable to the Advisor, the Portfolio or the Fund or any of their respective affiliates or any controlling person of the Fund, Portfolio, the Advisor or their respective affiliates for any losses that may be sustained as a result of (1) instructions provided by the Sub-Adviser to the Advisor or the Fund's Custodian or Administrator if the recipient had reason to believe that such instruction was not genuine or authorized, or (2) delays in or the inaccuracy of information provided to the Sub-Adviser pursuant to paragraph 3 of this Agreement.

    The Advisor agrees to indemnify and hold harmless the Sub-Adviser, any affiliated person of the Sub-Adviser and each controlling person of the Sub-Adviser, if any, and their respective officers, directors and employees against any and all losses, claims, damages, liabilities or litigation (including reasonable attorneys' fees), to which the Sub-Adviser or such affiliated person or controlling person of the Sub-Adviser or their respective officers, directors and employees may become subject under the Act, the 1933 Act, the Advisors Act, or any other statute, law, rule or regulation, arising out of the Advisor's responsibilities as investment manager of the Portfolio or the Advisor's obligations hereunder (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by the Advisor, any of the Advisor's employees or representatives or any affiliate of or any person acting on behalf of the Advisor over whom the Adviser exercises control, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in the Fund's registration statement, including any amendment thereof or any supplement thereto, or the omission of or alleged omission to state a material fact in such registration statement necessary to make the statements therein not misleading; provided, however, that in no case shall the Advisor's indemnity hereunder be deemed to protect a person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement. It is agreed that the Advisor's indemnification obligations under this Section 15 will extend to expenses and costs (including reasonable attorneys' fees) incurred by the Sub-Adviser, any controlling person of the Sub-Adviser, the Sub-Adviser's officers, directors, employees or affiliates as a result of any litigation brought by the Advisor alleging the Sub-Adviser's failure to perform its obligations and duties in the manner required under this Agreement, unless judgment is rendered for the Advisor.

    16. This Agreement may be terminated at any time without the payment of any penalty, by the Fund's board of Trustees, or by vote of a majority of the outstanding shares of the series of stock representing an interest in the Portfolio on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the investment advisory agreement between the Adviser and the Fund regarding the Adviser's management of the Portfolio.

    17. This Agreement may be amended by either party only if such amendment is specifically approved by a majority of those Trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and approved by the Sub-Adviser.

    18. The terms "assignment", "affiliated person" and "interested person", when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term "majority of the outstanding shares of the class" means the lesser of (a) 67% or more of the shares of such class present at a meeting if more than 50% of such shares are present or represented by proxy or (b) more than 50% of the shares of such class.

    19. This Agreement shall be construed in accordance with laws of the State of New York, and applicable provisions of the Advisers Act and 1940 Act.

    20. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    21. The Advisor has furnished the Sub-Adviser with true, accurate and complete copies of each of the following documents:

    (a)   The Declaration of Trust of the Fund, as in effect on the date hereof;
    (b)   The By-Laws of the Fund, as in effect on the date hereof;
    (c) The resolutions of the Fund's Trustees approving the engagement of the Sub-Adviser as Sub-Adviser of the Portfolio and approving the form of this Agreement;
    (d) The resolutions of the Fund's Trustees selecting the Advisor as investment Advisor to the Portfolio and approving the form of Advisory Agreement;
    (e)   The Advisory Agreement;
    (f)   The Fund's registration statement;
    (g) The policies, procedures and guidelines adopted by the Fund's Board of Trustees with respect to management of the Portfolio;
    (h) The Advisor's Form ADV as filed with the Commission as of the date hereof; and
    (i) A list of companies the securities of which are not to be bought or sold for the Portfolio.

    The Advisor will furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements to items
(a) through (h) will be provided promptly after such materials become available to the Advisor. Such amendments or supplements to item (i) above will be provided no later than the end of the business day following the date such amendments or supplements become known to the Advisor. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Sub-Adviser until the Sub-Adviser's receipt thereof. The Advisor will provide such additional information as the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

    The Sub-Adviser has furnished the Advisor with true, accurate and complete copies of each of the following documents:

    (a) The Sub-Adviser's Form ADV as filed with the Commission, as of date hereof.
    (b) Separate lists of persons who the Sub-Adviser wishes to have authorized to give written instructions to custodian(s) of the Portfolio's assets; and

    (c) The Code of Ethics of the Sub-Adviser, as in effect on the date hereof.

    The Sub-Adviser will furnish the Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Material amendments or supplements to the foregoing, if any, will be provided within 30 days of the time such materials become available to the Sub-Adviser. Any amendments or supplements to the foregoing will not be deemed effective with respect to the Advisor until the Advisor's receipt thereof.

    22. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Fund, at the addresses below or such other address as such other party may designate for the receipt of such notice.

                 If to the Sub-Adviser, to:   [ ]

                 If to the Advisor, to: [ ]

    23. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or, in the absence of any controlling decision of any such court, by the rules, regulations or orders of the Commission. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

VOTING INSTRUCTION              ULTRA SERIES FUND             VOTING INSTRUCTION
                 SPECIAL MEETING OF SHAREHOLDERS - JUNE 25, 2009

If the undersigned is an owner of a variable annuity contract or variable life insurance policy issued by CUNA Mutual Insurance Society, the undersigned hereby instructs CUNA Mutual Insurance Society to vote shares of Ultra Series Fund of which the undersigned is a beneficial owner in accordance with the instructions below at the special meeting of the shareholders to be held at 5810 Mineral Point Road, Madison, WI 53705, on June 25, 2009, at 9:00 a.m., Central Time ("Meeting"), and any adjournment or postponement of the Meeting.

If the undersigned is the legal owner of shares of Ultra Series Fund, the undersigned hereby appoints Holly Baggot or Scott Powell, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting, and any adjournment or postponement of the Meeting, to vote at the Meeting on behalf of the undersigned in accordance with the instructions below, and to otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting.

Please check in the appropriate boxes below, date this form, and sign it exactly as your name appears below. By signing this form, you acknowledge receipt of the Notice of Special Meeting of Shareholders and the accompanying proxy statement. IF YOU RETURN THIS FORM SIGNED, BUT UNMARKED, THE SHARES WILL BE VOTED "FOR" EACH PROPOSAL. CUNA Mutual Insurance Society or the proxies, as applicable, will vote in their best judgment with respect to any other matter that is properly brought before the Meeting.

                         VOTE VIA THE INTERNET: www.proxy-direct.com
                         VOTE VIA THE TELEPHONE: 1-866-241-6192
                         -------------------------     -------------------

                         -------------------------     -------------------

                         NOTE: Please date these voting instructions and sign your name in the exact form as it appears herein and return it promptly in the enclosed envelope. If you sign as "Trustee" or "Employee", please give full title as such.

                         ------------------------------------------------------
                         Signature of Beneficial Owner

                         ------------------------------------------------------
                         Signature of Beneficial Owner (other) (if held jointly)

                         ------------------------------------------------------
                         Date                                  USF_20078_042809

FUND                         FUND                        FUND
----                         ----                        ----
Aggressive Allocation        Bond                        Conservative Allocation
Diversified Income           Global Securities           High Income
International Stock          Large Cap Growth            Large Cap Value
Mid Cap Growth               Mid Cap Value               Moderate Allocation
Money Market                 Small Cap Growth            Small Cap Value
Target Retirement 2020       Target Retirement 2030      Target Retirement 2040

                                 VOTING OPTIONS
           READ YOUR PROXY STATEMENT AND HAVE IT AT HAND WHEN VOTING.

======================       ===================       ============================
      [LOGO OF                    [LOGO OF                     [LOGO OF
VOTE ON THE INTERNET]           VOTE BY PHONE]                VOTE BY MAIL]
 VOTE ON THE INTERNET           VOTE BY PHONE                 VOTE BY MAIL
      LOG ON TO:             CALL 1-866-241-6192         VOTE, SIGN AND DATE THIS
 WWW.PROXY-DIRECT.COM        FOLLOW THE RECORDED       PROXY CARD AND RETURN IN THE
 FOLLOW THE ON-SCREEN           INSTRUCTIONS              POSTAGE-PAID ENVELOPE
INSTRUCTIONS AVAILABLE       AVAILABLE 24 HOURS
       24 HOURS
======================       ===================       ============================

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:

--------------------------------------------------------------------------------
   TO VOTE FOR ALL PROPOSALS MARK THE BOX. NO OTHER VOTE IS NECESSARY.[ ]
--------------------------------------------------------------------------------

1.   TO ELECT TRUSTEES:               FOR            AGAINST             ABSTAIN
1.a  Philip E. Blake                  [ ]              [ ]                 [ ]
1.b  Katherine L. Frank               [ ]              [ ]                 [ ]
1.c  James R. Imhoff, Jr.             [ ]              [ ]                 [ ]
1.d  Lorence D. Wheeler               [ ]              [ ]                 [ ]

2. TO APPROVE A MANAGEMENT AGREEMENT BY AND BETWEEN THE TRUST, ON BEHALF OF EACH OF THE FUNDS, AND MADISON ASSET MANAGEMENT, LLC, AS DESCRIBED IN THE PROXY STATEMENT.

                       FOR AGAINST ABSTAIN                         FOR AGAINST ABSTAIN                          FOR AGAINST ABSTAIN
Aggressive Allocation  [ ]   [ ]     [ ]   Bond                    [ ]   [ ]     [ ]   Conservative Allocation  [ ]   [ ]     [ ]
Diversified Income     [ ]   [ ]     [ ]   Global Securities       [ ]   [ ]     [ ]   High Income              [ ]   [ ]     [ ]
International Stock    [ ]   [ ]     [ ]   Large Cap Growth        [ ]   [ ]     [ ]   Large Cap Value          [ ]   [ ]     [ ]
Mid Cap Growth         [ ]   [ ]     [ ]   Mid Cap Value           [ ]   [ ]     [ ]   Moderate Allocation      [ ]   [ ]     [ ]
Money Market           [ ]   [ ]     [ ]   Small Cap Growth        [ ]   [ ]     [ ]   Small Cap Value          [ ]   [ ]     [ ]
Target Retirement 2020 [ ]   [ ]     [ ]   Target Retirement 2030  [ ]   [ ]     [ ]   Target Retirement 2040   [ ]   [ ]     [ ]

3.   TO APPROVE THE AMENDMENT AND RESTATEMENT OF THE FUNDAMENTAL INVESTMENT
     RESTRICTION REGARDING THE ABILITY OF EACH FUND TO BORROW, AS DESCRIBED IN
     THE PROXY STATEMENT.

                       FOR AGAINST ABSTAIN                         FOR AGAINST ABSTAIN                          FOR AGAINST ABSTAIN
Aggressive Allocation  [ ]   [ ]     [ ]   Bond                    [ ]   [ ]     [ ]   Conservative Allocation  [ ]   [ ]     [ ]
Diversified Income     [ ]   [ ]     [ ]   Global Securities       [ ]   [ ]     [ ]   High Income              [ ]   [ ]     [ ]
International Stock    [ ]   [ ]     [ ]   Large Cap Growth        [ ]   [ ]     [ ]   Large Cap Value          [ ]   [ ]     [ ]
Mid Cap Growth         [ ]   [ ]     [ ]   Mid Cap Value           [ ]   [ ]     [ ]   Moderate Allocation      [ ]   [ ]     [ ]
Money Market           [ ]   [ ]     [ ]   Small Cap Growth        [ ]   [ ]     [ ]   Small Cap Value          [ ]   [ ]     [ ]
Target Retirement 2020 [ ]   [ ]     [ ]   Target Retirement 2030  [ ]   [ ]     [ ]   Target Retirement 2040   [ ]   [ ]     [ ]

4.   APPROVAL OF INVESTMENT SUBADVISORS:

4.a  TO APPROVE THE MANAGER OF MANAGERS AUTHORITY FOR EACH OF THE FUNDS, AS
     DESCRIBED IN THE PROXY STATEMENT.

                       FOR AGAINST ABSTAIN                         FOR AGAINST ABSTAIN                          FOR AGAINST ABSTAIN
Aggressive Allocation  [ ]   [ ]     [ ]   Bond                    [ ]   [ ]     [ ]   Conservative Allocation  [ ]   [ ]     [ ]
Diversified Income     [ ]   [ ]     [ ]   Global Securities       [ ]   [ ]     [ ]   High Income              [ ]   [ ]     [ ]
International Stock    [ ]   [ ]     [ ]   Large Cap Growth        [ ]   [ ]     [ ]   Large Cap Value          [ ]   [ ]     [ ]
Mid Cap Growth         [ ]   [ ]     [ ]   Mid Cap Value           [ ]   [ ]     [ ]   Moderate Allocation      [ ]   [ ]     [ ]
Money Market           [ ]   [ ]     [ ]   Small Cap Growth        [ ]   [ ]     [ ]   Small Cap Value          [ ]   [ ]     [ ]
Target Retirement 2020 [ ]   [ ]     [ ]   Target Retirement 2030  [ ]   [ ]     [ ]   Target Retirement 2040   [ ]   [ ]     [ ]

4.b TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN MADISON ASSET MANAGEMENT, LLC AND SHENKMAN CAPITAL MANAGEMENT, INC., FOR THE HIGH INCOME FUND AS DESCRIBED IN THE PROXY STATEMENT.

                       FOR AGAINST ABSTAIN
High Income            [ ]   [ ]     [ ]

4.c TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN MADISON ASSET MANAGEMENT, LLC AND WELLINGTON MANAGEMENT COMPANY LLP, FOR THE SMALL CAP VALUE FUND AS DESCRIBED IN THE PROXY STATEMENT.

                       FOR AGAINST ABSTAIN
Small Cap Value        [ ]   [ ]     [ ]

4.d TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN MADISON ASSET MANAGEMENT, LLC AND PARADIGM ASSET MANAGEMENT, LLC, FOR THE SMALL CAP GROWTH FUND AS DESCRIBED IN THE PROXY STATEMENT.

                       FOR AGAINST ABSTAIN
Small Cap Growth       [ ]   [ ]     [ ]

4.e TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN MADISON ASSET MANAGEMENT, LLC AND MONDRIAN INVESTMENT PARTNERS LIMITED, FOR THE GLOBAL SECURITIES FUND AS DESCRIBED IN THE PROXY STATEMENT.

                       FOR AGAINST ABSTAIN
Global Securities      [ ]   [ ]     [ ]

4.f TO APPROVE THE SUBADVISORY AGREEMENT BETWEEN MADISON ASSET MANAGEMENT, LLC AND LAZARD ASSET MANAGEMENT LLC, FOR THE INTERNATIONAL STOCK FUND AS DESCRIBED IN THE PROXY STATEMENT.

                       FOR AGAINST ABSTAIN
International Stock    [ ]   [ ]     [ ]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ULTRA
        SERIES FUND SHAREHOLDER MEETING TO BE HELD ON JUNE 25, 2009.
            THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:
                    HTTPS://WWW.PROXY-DIRECT.COM/MEM20078

PLEASE VOTE, DATE AND SIGN THIS VOTING INSTRUCTION CARD AND RETURN IT PROMPTLY
                   IN THE ENCLOSED ENVELOPE USF_20078_042809

                             [LOGO OF COMPUTERSHARE]
                             -----------------------
                                      FUND SERVICES

              MEMBERS/WO#20077: TOUCH-TONE TELEPHONE VOTING SCRIPT
                          EXPECTED MAIL DATE: 04/__/09
                           MEETING DATE: June 25, 2009
                   TEST CONTROL NUMBER (s): 077 99999 000 099
                   ------------------------------------------
                        TEST SECURITY CODE (s): 9999 9999
                        ---------------------------------

WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:

"Welcome! Please enter the 14 digit number located in the shaded box on your voting instruction card."

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE NUMBER, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
To proceed, please enter the 8 digit code located in the non-shaded box on your proxy card
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE CODE, HE/SHE WILL HEAR:
"THIS IS THE AUTOMATED TELEPHONE VOTING SITE FOR THE SPECIAL MEETING OF SHAREHOLDERS OF THE MEMBERS MUTUAL FUNDS"

"TO VOTE AS THE BOARD RECOMMENDS ON ALL PROPOSALS, PRESS 1 NOW."
"TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0 NOW."

--------------------------------------------------------------------------------
OPTION 1: IF VOTING AS THE BOARD RECOMMENDS:
--------------------------------------------

"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTES:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows, "YOU HAVE VOTED AS THE BOARD RECOMMENDED."
"To hear how you have voted, press 1."   "To cancel your vote, press 2."   "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTES:
"Your vote has been canceled."   "To enter another vote, press 1 now."   "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTES:
"Your vote has been saved."   "To enter another vote, press 1 now."   "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."

--------------------------------------------------------------------------------
OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON EACH PROPOSAL SEPARATELY:
----------------------------------------------------------------------

"PROPOSAL 1:     To VOTE FOR ALL nominees, press 1.     To WITHHOLD from all nominees, press 9.
                         -------                           --------
                        To WITHHOLD FROM AN INDIVIDUAL nominee press 0."
                           ---------------------------

IF THE SHAREHOLDER PRESSES 0, TO WITHHOLD FROM AN INDIVIDUAL NOMINEE, HE/SHE WILL HEAR:
"To enter a vote to withhold from an individual nominee, enter the two digit number that appears next to the nominee you DO NOT wish to vote for."
     ------
"Press 0, if you have completed voting on nominees"

AFTER THE SHAREHOLDER ENTERS THE FIRST NOMINEE NUMBER, HE/SHE HEARS:
"Press 1 to WITHHOLD FROM another nominee, or press 0 if you have COMPLETED VOTING ON THE NOMINEES."
            -------------

IF THE CONTRACT OWNER PRESSES 0 AND HAS NOT ENTERED ANY NOMINEE NUMBERS, HE/SHE WILL HEAR:
"Since no nominee numbers have been entered your vote has been cast to vote FOR ALL NOMINEES"

-------------------------------------------------------------------------------------------------------
*IF A SHAREHOLDER OWNS MULTIPLE HOLDINGS, HE/SHE WILL HEAR:*

"PROPOSAL 2:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0." ;

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"FOR HOLDING #1:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #2:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #3:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #4:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #5:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #6:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #7:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #8:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #9:    To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #10:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #11:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #12:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #13:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."
"FOR HOLDING #14:   To vote FOR press 1.   AGAINST press 9.   ABSTAIN press 0."

"PROPOSAL 3:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"FOR HOLDING #1:      To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #2:      To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #3:      To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #4:      To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

"FOR HOLDING #5:      To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #6:      To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #7:      To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #8:      To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #9:      To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #10:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #11:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #12:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #13:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."
"FOR HOLDING #14:     To vote FOR press 1.     AGAINST press 9.     ABSTAIN press 0."

"PROPOSAL 4a:     To vote FOR ALL press 1.     To vote AGAINST ALL press 9.     To ABSTAIN ALL press 0."

"To vote each holding individually press 4"

IF THE SHAREHOLDER OPTS TO VOTE EACH HOLDING INDIVIDUALLY, HE/SHE WILL HEAR:
"FOR HOLDING #1:     To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #2:     To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #3:     To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #4:     To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #5:     To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #6:     To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #7:     To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #8:     To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #9:     To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #10:    To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #11:    To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #12:    To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #13:    To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."
"FOR HOLDING #14:    To vote FOR press 1.      AGAINST press 9.      ABSTAIN press 0."

"PROPOSAL 4b:        To vote FOR ALL press 1.      To vote AGAINST ALL press 9.      To ABSTAIN ALL press 0."
"PROPOSAL 4c:        To vote FOR ALL press 1.      To vote AGAINST ALL press 9.      To ABSTAIN ALL press 0."
"PROPOSAL 4d:        To vote FOR ALL press 1.      To vote AGAINST ALL press 9.      To ABSTAIN ALL press 0."
"PROPOSAL 4e:        To vote FOR ALL press 1.      To vote AGAINST ALL press 9.      To ABSTAIN ALL press 0."

WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON ALL PROPOSALS, HE/SHE WILL HEAR:
"To hear how you have voted, press 1."     "To cancel your vote, press 2."     "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 1, TO HEAR THE VOTES, HE/SHE WILL HEAR:
"Your vote will be saved automatically should you decide to hang up during vote playback."
"Your vote has been cast as follows (vote for each proposal(s) and or holding(s) are given)."
"To hear how you have voted, press 1."     "To cancel your vote, press 2."     "To save how you have voted, press 3."

IF THE SHAREHOLDER PRESSES 2, TO CANCEL THE VOTES, HE/SHE WILL HEAR:
"Your vote has been canceled."     "To enter another vote, press 1 now."     "To end this call, press 0 now."

IF THE SHAREHOLDER PRESSES 3, TO SAVE THE VOTES, HE/SHE WILL HEAR:

"Your vote has been saved."     "To enter another vote, press 1 now."     "To end this call press 0 now."

IF THE SHAREHOLDER ELECTS TO VOTE ANOTHER PROXY, HE/SHE IS RETURNED TO THE ABOVE SPEECH
"PLEASE ENTER THE NUMBER".

IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
"Thank you for voting."
CALL IS TERMINATED.

ULTRA SERIES FUND

                                            Mark All  ==>                            Board Recommended
Proposals                                   Mark All  ==>                   For         Against        Abstain
----------------------------------------------------------------------------------------------------------------
1.a   To elect Philip E. Blake to the Board of Trustees.                  o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
1.b   To elect Katherine L. Frank to the Board of Trustees.               o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
1.c   To elect James R. Imhoff, Jr. to the Board of Trustees.             o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
1.d   To elect Lorence D. Wheeler to the Board of Trustees.               o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------

2     To approve a management agreement by and between the Trust,
      on behalf of each of the Funds, and Madison Asset                            FUND SPECIFIC VOTE
      Management, LLC, as described in the proxy statement.
----------------------------------------------------------------------------------------------------------------
        Aggressive Allocation Fund                                        o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Bond Fund                                                         o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Conservative Allocation Fund                                      o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Diversified Income Fund                                           o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Global Securities Fund                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        High Income Fund                                                  o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        International Stock Fund                                          o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Large Cap Growth Fund                                             o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Large Cap Value Fund                                              o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Mid Cap Growth Fund                                               o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Mid Cap Value Fund                                                o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Moderate Allocation Fund                                          o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Money Market Fund                                                 o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Small Cap Growth Fund                                             o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Small Cap Value Fund                                              o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Target Retirement 2020                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Target Retirement 2030                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Target Retirement 2040                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------

3     To approve the amendment and restatement of the fundamental
      investment restriction regarding the ability of each Fund to                 FUND SPECIFIC VOTE
      borrow, as described in the proxy statement.
----------------------------------------------------------------------------------------------------------------
        Aggressive Allocation Fund                                        o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Bond Fund                                                         o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Conservative Allocation Fund                                      o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Diversified Income Fund                                           o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Global Securities Fund                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        High Income Fund                                                  o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        International Stock Fund                                          o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Large Cap Growth Fund                                             o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Large Cap Value Fund                                              o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Mid Cap Growth Fund                                               o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Mid Cap Value Fund                                                o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Moderate Allocation Fund                                          o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Money Market Fund                                                 o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Small Cap Growth Fund                                             o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Small Cap Value Fund                                              o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Target Retirement 2020                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Target Retirement 2030                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Target Retirement 2040                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
4.a   To approve the manager of managers authority for each of the                 FUND SPECIFIC VOTE
      Funds, as described in the proxy statement.
----------------------------------------------------------------------------------------------------------------
        Aggressive Allocation Fund                                        o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Bond Fund                                                         o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Conservative Allocation Fund                                      o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Diversified Income Fund                                           o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Global Securities Fund                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        High Income Fund                                                  o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        International Stock Fund                                          o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Large Cap Growth Fund                                             o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Large Cap Value Fund                                              o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Mid Cap Growth Fund                                               o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Mid Cap Value Fund                                                o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Moderate Allocation Fund                                          o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------

        Money Market Fund                                                 o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Small Cap Growth Fund                                             o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Small Cap Value Fund                                              o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Target Retirement 2020                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Target Retirement 2030                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
        Target Retirement 2040                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
4.b   To approve the Subadvisory Agreement between Madison Asset
      Management, LLC and Shenkman Capital Management, Inc., for the               FUND SPECIFIC VOTE
      High Income Fund as described in the proxy statement.
----------------------------------------------------------------------------------------------------------------
        High Income Fund                                                  o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
4.c   To approve the Subadvisory Agreement between Madison Asset
      Management, LLC and Wellington Management Company LLP, for                   FUND SPECIFIC VOTE
      the Small Cap Value Fund as described in the proxy statement.
----------------------------------------------------------------------------------------------------------------
        Small Cap Value Fund                                              o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
4.d   To approve the Subadvisory Agreement between Madison Asset
      Management, LLC and Paradigm Asset Management, LLC, for                      FUND SPECIFIC VOTE
      the Small Cap Growth Fund as described in the proxy statement.
----------------------------------------------------------------------------------------------------------------
        Small Cap Growth Fund                                             o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
4.e   To approve the Subadvisory Agreement between Madison Asset
      Management, LLC and Mondrian Investment Partners Limited, for                FUND SPECIFIC VOTE
      the Global Securities Fund as described in the proxy statement.
----------------------------------------------------------------------------------------------------------------
        Global Securities Fund                                            o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------
4.f   To approve the Subadvisory Agreement between Madison Asset
      Management, LLC and Lazard Asset Management LLC, for the                     FUND SPECIFIC VOTE
      International Stock Fund as described in the proxy statement.
----------------------------------------------------------------------------------------------------------------
        International Stock Fund                                          o  For      o  Against      o  Abstain
----------------------------------------------------------------------------------------------------------------

If you have questions regarding the voting process, please call (800)798-5500.
                                                                                              ------------------
                                                                                              Cancel Vote & Exit
                                                                                              ------------------